UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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HORIZON BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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March 19, 2021

Dear Shareholder:

You are cordially invited to attend the 2021 Annual Meeting of Shareholders of Horizon Bancorp, Inc. to be held virtually on Thursday, May 6, 2021, at 10:00 a.m. Central Daylight Time. You may attend by visiting www.meetingcenter.io/272838591, where you will be able to listen to the meeting live, submit questions and vote online during the meeting. You will be asked to enter the 15-digit control number on the Proxy Card or Notice of Internet Availability of Proxy Materials. The password for this meeting is HBNC2021. To ensure that a quorum will be represented at the meeting, we encourage you to vote promptly using one of the methods described in the Proxy Statement. Voting early will not limit your right to attend the virtual meeting and vote electronically during the meeting.

As in recent years, we are furnishing proxy materials to our shareholders by posting the materials on the Internet. This Internet posting provides you with the information you need, while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting. Our proxy materials are posted at www.investorvote.com/hbnc. On March 19 2021, we will mail a notice to our shareholders containing instructions on how to access our proxy materials online and on how to vote.

The Notice of Annual Meeting and the Proxy Statement cover the business to come before the meeting, which will be:

(i)	election of directors;

(ii)	approval of the 2021 Omnibus Equity Incentive Plan;

(iii)	an advisory (non-binding) vote to approve executive compensation; and

(iv)	ratification of the independent registered public accounting firm.

We urge you to read these materials carefully.

The Annual Report for the year ending December 31, 2020, is posted on the Internet, and if you request printed versions of the proxy materials, a copy of the Annual Report will be enclosed with the Notice of Annual Meeting and Proxy Statement.

Thank you for your continued support of our company.

Craig M. Dwight
Chairman and Chief Executive Officer

HORIZON BANCORP, INC.

515 Franklin Street

Michigan City, Indiana 46360

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 6, 2021

To Our Shareholders:

The Annual Meeting of Shareholders of Horizon Bancorp, Inc. (sometimes referred to as “Horizon,” “we” or “us”) will be held virtually at www.meetingcenter.io/272838591 on Thursday, May 6, 2021, 10:00 a.m. Central Daylight Time. To participate in the Annual Meeting, you will need the 15-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card or obtained in the manner prescribed by your nominee. The password for this meeting is HBNC2021.

We encourage you to access the meeting prior to the start time to allow time for check in. If you experience technical difficulties during the check-in process or during the meeting, please contact Shareholder Services, Computershare Limited, at (800) 368-5948 in the U.S. and (781) 575-4223 for outside the U.S.

The Annual Meeting will be held for the following purposes:

1.	Election of Directors: To elect four directors to serve three-year terms expiring in 2024.

2.	Approval of 2021 Omnibus Equity Incentive Plan: To vote on the 2021 Omnibus Equity Incentive Plan.

3.	Advisory Vote to Approve Executive Compensation: To vote on a non-binding, advisory proposal to approve the compensation of Horizon’s executive officers described in this Proxy Statement.

3	Ratification of Independent Registered Public Accounting Firm: To ratify the appointment of BKD, LLP, as our independent registered public accounting firm for 2021.

4.	Other Business: To transact such other business as may properly come before the meeting or any adjournment of the meeting.

You can vote at the virtual meeting or any adjournment of the meeting if you are a shareholder of record at the close of business on February 26, 2021. There are several ways to vote, including online, by telephone, by regular mail with a proxy card or at the virtual meeting.

We urge you to read the Proxy Statement carefully so that you may be informed about the business to come before the meeting or any adjournment.

This Notice of Annual Meeting and Proxy Statement are posted on the Internet at www.investorvote.com/hbnc under “Proxy Information.” A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, also is posted on the Internet at www.sec.gov, and, if you request printed versions of the proxy materials, the Annual Report will be enclosed with this Notice of Annual Meeting and Proxy Statement.

By Order of the Board of Directors

Todd A. Etzler, Secretary
March 19, 2021

As shareholders of Horizon, your vote is important. Whether or not you plan to attend the Annual Meeting virtually, it is important that your shares are represented. Please vote as soon as possible.

HORIZON BANCORP, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 6, 2021

GENERAL INFORMATION

Information About the Meeting

Why are we holding a virtual meeting instead of a physical meeting?

The safety of our shareholders, employees and other attendees is of our utmost concern. Due to the COVID-19 outbreak, and taking into account federal, state and local guidance, our 2021 Annual Meeting of Shareholders will be a virtual annual meeting via the Internet. We also believe this format will provide our shareholders with expanded access and cost savings for both shareholders and Horizon. We hope that a virtual meeting will allow more shareholders to attend and participate in the meeting since geographic location is not a limitation. All a shareholder needs is Internet access in order to attend and participate.

We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the virtual annual meeting.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of shareholders, conducted exclusively by audio via the Internet. You are entitled to participate in the Annual Meeting only if you were a shareholder of Horizon as of the close of business on February 26, 2021 (the “Record Date”), or if you hold a valid proxy for a record shareholder. Horizon will not hold an in-person meeting.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetincenter.io/272838591 and entering the 15-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The meeting password is HBNC2021.

If, on the Record Date, you held your shares in your own name as reflected in the records of our transfer agent, Computershare, you may attend the virtual meeting without registering in advance. If, on the Record Date, you held your shares in “street name,” through an intermediary, such as a bank or broker, you must register in advance, using the instructions below, in order to attend the virtual meeting.

The online virtual Annual Meeting will begin promptly at 10:00 a.m. Central Daylight Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

How do I register to attend and vote at the Annual Meeting virtually, if my shares are held in street name on the Record Date?

If, on the Record Date, you held your shares in “street name,” through an intermediary, such as a bank or broker, you must register in advance in order to attend the virtual meeting. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of Horizon common stock you held as of the Record Date, along with your name and email address, to Computershare Limited (“Computershare”). Requests for registration must be labeled as “Legal Proxy” and be received no later than 9:00 a.m. Central Daylight Time, on May 3, 2021. You will then receive a confirmation of your registration, with a control number, by email from Computershare. Your control number will enable your access to the Annual Meeting via www.meetingcenter.io/272838591. The meeting password is HBNC2021.

Please direct your requests for registration as follows:

By email:            Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

By Mail:            Computershare

    Horizon Bancorp, Inc. Legal Proxy

    P.O. Box 505008

    Louisville, KY 40202

What can I do if I have technical difficulties during the check-in process or during the virtual Annual Meeting?

If you experience technical difficulties during the check-in process or during the meeting, please contact Shareholder Services, Computershare, at (800) 368-5948 in the U.S. and (781) 575-4223 for outside the U.S.

Information About Proxy Materials

Why am I receiving these proxy materials?

The Board of Directors of Horizon is soliciting proxies to be voted at the Annual Meeting of Shareholders to be held on Thursday, May 6, 2021, at 10:00 a.m. Central Daylight Time. The meeting will be held virtually only, and Horizon will not hold an in-person meeting this year. Our Board of Directors has made these materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail. We plan to mail our Notice of Internet Availability of Proxy Materials to our shareholders on March 19, 2021.

What is included in these materials?

These materials include:

•	Our Notice of Annual Meeting and Proxy Statement for the Annual Meeting; and

•	Our Annual Report to Shareholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2020 (where you can find our audited consolidated financial statements).

If you requested a paper copy of these materials by mail, we also included a proxy card.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we sent our shareholders a Notice of Internet Availability of Proxy Materials (“Notice”). This approach results in a more efficient way to distribute our proxy materials and, more importantly, results in significant cost savings on printing and mailing for Horizon and is more environmentally friendly. All shareholders receiving the Notice have the ability to access the proxy materials over the Internet and to request a paper copy of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to view our proxy materials for the Annual Meeting on the Internet.

You also may choose to receive your future proxy materials by email by following the instructions in the Notice that was sent to you. Receiving materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual shareholders’ meetings on the environment. If you elect to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Items of Business

What will the shareholders vote on at the Annual Meeting?

Shareholders will vote on the following four proposals:

•	The election of four directors to serve three-year terms;

•	The approval of the 2021 Omnibus Equity Incentive Plan;

•	An advisory proposal on the compensation of Horizon’s executive officers as described in this Proxy Statement; and

•	The ratification of the appointment of BKD, LLP, as Horizon’s independent registered public accounting firm for 2021.

Will there be any other items of business on which to vote?

Management is not aware of any other matters to be presented at the meeting other than those mentioned above and has not received notice from any shareholders requesting that other matters be considered.

Voting Information

Who can vote at the Annual Meeting?

Shareholders of record of Horizon common shares as of the close of business on February 26, 2021, the Record Date, may vote at the Annual Meeting. On the Record Date, 43,919,098 Horizon common shares were outstanding. Each common share is entitled to one vote on each matter to be voted on at the Annual Meeting.

How do I vote my shares?

There are three ways to vote by proxy prior to the Annual Meeting:

• By Telephone:	Shareholders located in the United States, United States territories and Canada can vote by telephone by calling toll free 1-800-652-VOTE (8683) and following the instructions in the Notice;
• By Internet:	You can vote over the Internet at www.investorvote.com/hbnc by following the instructions in the Notice; or
• By Mail:	You can vote by signing, dating, and mailing the proxy card sent to you by mail if you have requested printed proxy materials.

We encourage you to vote over the Internet, by telephone, or by mailing the proxy card even if you plan to attend the virtual meeting.

All proxies properly submitted in time to be counted at the Annual Meeting will be voted in accordance with the instructions contained in the proxy. If you submit a proxy without voting instructions, the proxies named in the proxy will vote on your behalf for each matter in accordance with the recommendations of the Board of Directors on Proposals 1, 2, 3, and 4 as set forth in this Proxy Statement and on any other matters in accordance with their best judgment.

If you have shares held by a broker or other nominee, you may instruct the broker or other nominee to vote your shares by following the instructions the broker or other nominee provides to you.

Proxies solicited by this Proxy Statement may be exercised only at the Annual Meeting and any adjournment and will not be used for any other meeting.

Can I vote my shares electronically during the virtual meeting?

Yes. If you are a shareholder of record as of February 26, 2021, you may vote your shares electronically during the meeting by clicking on the “Cast Your Vote” link on the Meeting Center site.

If your shares are held by a broker or other nominee, you must obtain a proxy from the broker or nominee giving you the right to vote the shares electronically during the meeting. See above under “How do I register to attend and vote at the Annual Meeting virtually, if my shares are held in street name on the Record Date?”

Can I change my vote after I have voted by telephone, online or mailed my proxy card?

Yes. If you are the shareholder of record, you may change your vote by:

•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy);

•	delivering written notice of revocation to Horizon’s Secretary (Todd A. Etzler, 515 Franklin Street, Michigan City, Indiana 46360);

•	entering a new vote by telephone or on the Internet; or

•	voting by virtual ballot at the virtual Annual Meeting.

What constitutes a quorum?

A majority of the outstanding common shares present or represented by proxy constitutes a quorum for the Annual Meeting. As of February 26, 2021, the record date, 43,919,098 common shares were issued and outstanding. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum at the Annual Meeting.

How many votes are required for the election of directors and the other proposals?

The following votes will be required to approve the proposals:

•

Proposal 1: Directors will be elected by a plurality of the votes cast, which means that the director nominees who receive the highest number of votes “for” their election are elected. Shareholders may vote “for” a director or “withhold” a vote or authority to vote. “Withhold” votes and broker non-votes (described below) are not considered votes cast for the foregoing purpose, and neither will have an effect on the election of the nominees.

•

Proposal 2: The affirmative vote of the holders of a majority of the total votes cast on the proposal at the meeting, in person or by proxy, is required to approve the 2021 Omnibus Equity Incentive Plan under the NASDAQ governance rules. This means that the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal. Shareholders may vote “for” or “against” this proposal or “abstain” from voting on this proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and neither will have an effect on the outcome.

•

Proposals 3 and 4: The advisory vote to approve executive compensation (Proposal 3), and the ratification of the independent registered public accounting firm (Proposal 4) each requires that more votes are cast in favor of the proposal than are cast against the proposal. Shareholders may vote “for” or “against” this proposal or “abstain” from voting on this proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and neither will have an effect on the outcome.

What is a “broker non-vote”?

A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote on a proposal because the broker has not received instructions from the beneficial owners on how to vote on such proposal and the broker does not have discretionary authority to vote in the absence of instructions. Brokers generally have the authority to vote, even though they have not received instructions, on matters that are considered “routine,” such as the ratification of an independent registered public accounting firm in Proposal 4. To avoid a broker non-vote of your shares on all other proposals, each of which proposals relates to a non-routine matter, you must provide voting instructions to your broker or other nominee.

Who pays the cost of this proxy solicitation?

Horizon pays the cost of soliciting proxies. Upon request, Horizon will reimburse brokers, dealers, banks, trustees, and other fiduciaries for the reasonable expenses they incur in forwarding proxy materials to beneficial owners of the common shares. In addition to sending the Notice of Internet Availability of Proxy Materials and requested proxy materials by mail, we may solicit proxies personally or by telephone, facsimile or electronic mail, by certain directors, officers, and employees of Horizon, Horizon Bank, and their subsidiaries, who will not be specially compensated for such solicitation.

In addition to any solicitation by mail, telephone, facsimile, electronic mail or personal contact by Horizon, we have retained the services of InvestorCom, 65 Locust Avenue, New Canaan, Connecticut 06840, to assist in the distribution and solicitation of proxies. We expect that the fee for those services will be $4,500, plus reimbursement of customary out-of-pocket expenses.

PROPOSAL 1

Election of Directors

The first matter to be acted upon at the Annual Meeting is the election of directors. Horizon’s Board of Directors currently consists of eleven members. As required by Horizon’s current Articles of Incorporation, the Board is divided into three classes of equal or near-equal size and the members of one class of directors are elected to serve three-year terms at each Annual Meeting.

Director Qualifications and Diversity

Horizon is a community bank that operates in a heavily regulated industry and relies on its Board of Directors for local knowledge and business acumen. Horizon believes its Board should be composed of individuals with business or academic experience that has made a positive impact on its business and the local community. In addition, Horizon’s directors are expected to meet the standards outlined below. Horizon believes that all of its current Board members possess the professional and personal qualifications necessary for effective Board service, and Horizon has highlighted particularly noteworthy attributes for each Board member in the individual biographies below. In addition, several of Horizon’s Board members have numerous years of service on the Board and have served through multiple economic cycles. Horizon believes this experience has provided them with significant and valuable understanding of Horizon’s business, the regulatory requirements, and the industry in which Horizon competes and has proven invaluable during the COVID-19 pandemic.

Horizon’s directors have considerable professional and business acumen, are well educated, and are engaged in the local communities served by Horizon. Five members of Horizon’s current Board of Directors qualify as “audit committee financial experts,” which we believe is a considerable number for a company of Horizon’s size.

Horizon’s directors actively participate in continuing education, with each director completing a minimum of 100% of their 2020 and 2019 assigned educational programs. In addition, several directors attended outside training programs in the areas of audit, compensation, lending, fraud, and regulatory compliance.

Horizon’s Board of Directors believes that the Board, as a whole, should have a diverse range of characteristics and skills to function at an optimal level in exercising its oversight. The Board’s Corporate Governance and Nominating Committee is authorized by Horizon’s Bylaws to select Horizon’s nominees to serve as directors. The Corporate Governance and Nominating Committee Charter requires the Committee, before it selects a nominee for election or re-election or recommends a director to fill a vacancy, to review and evaluate:

•

the nominee’s qualifications, including his or her judgment, skill, capability, diversity, ability to serve, conflicts of interest, business experience, the interplay of the candidate’s experience with that of the other Board members, and the extent to which a candidate would be a desirable addition to the Board and any committee of the Board;

•	if applicable to the nominee, whether the nominee would be deemed “independent” under marketplace rules of the NASDAQ Stock Market and SEC regulations;

•	whether the nominee is qualified and likely to remain qualified to serve under Horizon’s Bylaws; and

•	such other factors the Committee deems relevant.

The Corporate Governance and Nominating Committee Charter also provides that in determining whether to select incumbent directors for re-election to the Board, the Committee must consider the director’s past participation and contribution to the Board.

The Corporate Governance and Nominating Committee applies broad criteria in its consideration, which include all of the criteria listed in the Corporate Governance and Nominating Committee Charter together with other factors, such as the nominee’s age, gender-identity, ethnicity, disability, sexual orientation, cultural background, leadership abilities, continuous learning and the location of the nominee’s residence and place of business. When the Corporate Governance and Nominating Committee seeks new director candidates to add to the Board or to replace directors who have resigned or recommends the re-election of incumbent directors, the Corporate Governance and Nominating Committee selects director nominees on the basis of all of these criteria with the goal of finding the best qualified person to meet Horizon’s needs.

With respect to geographic diversity, the Corporate Governance and Nominating Committee considers whether current directors and nominees reside and/or have a place of business in the cities and counties in which Horizon Bank has branches and in which it may consider locating future branches. Each of Horizon’s current directors lives or works in the markets served by Horizon.

With respect to skill set diversity, the Corporate Governance and Nominating Committee seeks to have directors and nominees with not only experience and expertise related to banking but also in a broad range of other professions. The Board currently consists of members with expertise in manufacturing, academia, accounting, law, finance, collections, receivable management, Women Business Enterprise (WBE), real estate sales, real estate development, construction management, architecture, and information technology.

The Corporate Governance and Nominating Committee also considers the age of director nominees and current directors. Horizon’s Bylaws provide that a nominee who is not currently serving on the Board must not have reached his or her sixtieth birthday as of the date of the shareholder meeting at which the nomination will be considered or as of the date the nominee is elected to fill a Board vacancy. The Bylaws also specify that directors may continue to serve until the end of the year in which they reach their seventy-fifth birthday.

In addition to consideration of the above characteristics, the Corporate Governance and Nominating Committee emphasizes and has required searches and our search firms to include women and minority candidates in the pool and to also actively seek candidates of diverse characteristics (including gender-identity, ethnicity, disability, sexual orientation, and cultural background) from which the committee selects director candidates. Our last director search resulted in adding a woman to our Board bringing the female representation to three or 27.3% of our Board.

Nominees

The terms of Lawrence E. Burnell, Julie Scheck Freigang, Peter L. Pairitz, and Spero W. Valavanis will end at the Annual Meeting.

The Board of Directors has nominated each of the directors to serve three-year terms as members of the Class of 2024.

Each of the nominees has agreed to serve for the term for which he or she has been nominated. We intend that the proxies solicited by the Board of Directors will be voted for the nominees named above. If any nominee is unable to stand for election, the Board of Directors may designate a substitute nominee or adopt a resolution reducing the number of members on the Board. If a substitute nominee is designated, common shares represented by proxy will be voted for the substituted nominee.

The Board of Directors unanimously recommends that the shareholders vote “FOR” the election of the four nominees (Item 1 on the Proxy Card)

Members of the Board of Directors

The following table presents biographical information on all of the directors, including the four nominees, and information regarding the director’s experiences, qualifications, attributes, or skills that have caused the Corporate Governance and Nominating Committee and the Board to determine that the director should continue to serve on Horizon’s Board. All of the directors of Horizon also serve as directors of Horizon Bank.

Name	Age	Business Experience and Service as Director
Class of 2024
Lawrence E. Burnell	66

Mr. Burnell is the Vice Chairman of White Lodging Services Corporation, a national hotel management and development company, and has also served as the Chief Operating Officer and Chief Financial Officer. He has over 44 years of financial management experience, including the last 28 in senior management positions at White Lodging Services Corporation. Mr. Burnell has a B.S. in accounting, has passed the CPA exam, and has 10 years of experience serving with the national public accounting firm of Pannell Kerr Forster. Mr. Burnell serves on the Audit Committee and he qualifies as an audit committee financial expert under SEC rules. He has served on Horizon’s Board of Directors since 2009 and on the Board of Directors of Horizon Bank since September 2007.

Mr. Burnell has extensive experience and knowledge in real estate development, trends in commercial real estate values, and management of a large and complex service organization, finance, and accounting. Mr. Burnell’s extensive commercial real estate background provides Horizon’s Enterprise Risk Management and Credit Policy Committee (formerly known as the Loan Committee) with important insight into this industry, which is especially valuable during the current economic climate. In addition, Mr. Burnell’s extensive accounting, management and service industry experience provides an important perspective to Horizon’s Board of Directors.

Name	Age	Business Experience and Service as Director
Julie Scheck Freigang	53

Ms. Scheck Freigang is the Vice President and Chief Information Officer for CF Industries Holdings, Inc. (NYSE: CF) headquartered in Deerfield, Illinois, where she oversees the company’s information technology. Ms. Scheck Freigang has held this position since October 2020. Before joining CF Industries, she held the position of Vice President, Chief Information Officer at Franklin Electric Co., Inc. (NASDAQ: FELE) from 2014-2020 and the position of Vice President – IT at Eaton Corporation from 2011-2014. Ms. Scheck Freigang earned a Bachelor of Science in Mechanical Engineering and graduated with honors from Valparaiso University in Valparaiso, Indiana. Ms. Scheck Freigang has served on the Board of Directors of Horizon Bank since 2019 and was appointed to a Horizon Board of Directors vacancy in January 2020.

Ms. Scheck Freigang possesses particular knowledge and experience in information technology for publicly traded companies. Her experience will continue to provide Horizon with considerable expertise and insight into these areas.

Peter L. Pairitz	65

Mr. Pairitz is a business developer who focuses on consulting with small business owners regarding all aspects of business ownership, including financing alternatives, and he has management responsibilities for several types of businesses. He is a CPA with public accounting firm experience in auditing and managing audits of financial institutions. If Mr. Pairitz were serving on the Audit Committee, he would qualify as an audit committee financial expert under SEC rules. He has served on Horizon’s Board of Directors since 2001 and on the Board of Directors of Horizon Bank since 2000.

Mr. Pairitz has extensive knowledge and experience in finance, accounting, audit, manufacturing, real estate development, and the local business community. Mr. Pairitz’ business experiences, local knowledge, and attention to detail are very important to Horizon’s Board of Directors. In addition, Mr. Pairitz has continued his outside board education in the areas of enterprise risk, credit, and compensation trends and has shared his knowledge and experience with the Enterprise Risk Management and Credit Policy Committee, Compensation Committee, and Corporate Governance and Nominating Committee.

Spero W. Valavanis	68

Mr. Valavanis is an architect and has over 42 years’ experience in design, strategic and financial planning, business development and management, hiring and compensation, and marketing, first, as a Principal/Owner of Design Organization, Inc., an architecture, engineering and interior design firm, and then as a shareholder and Office Director & Vice President for Shive-Hattery Inc., an architecture and engineering firm, upon its acquisition of Design Organization, Inc. in 2013. Mr. Valavanis is a Principal of Shive-Hattery Inc. where he has been employed since 2013. He has served on Horizon’s Board of Directors since 2000 and on the Board of Directors of Horizon Bank since 1998.

Mr. Valavanis has extensive knowledge and experience in architecture, design, construction management and of the local business, municipal and not-for-profit communities. Mr. Valavanis is a past Board Chair of the Greater Valparaiso Chamber of Commerce and the Porter County Community Foundation, and has served on many not-for-profit boards of directors. Mr. Valavanis has continued his director education with a focus on asset and liability management and on trust matters. Mr. Valavanis’ professional background, local market knowledge and community involvement are important contributions to Horizon’s Board of Directors.

Name	Age	Business Experience and Service as Director
Class of 2023
James B. Dworkin	72

Mr. Dworkin is the Chancellor Emeritus of Purdue University North Central. He has over 42 years of experience in education and has a business school background and a Ph.D. in Industrial Relations. He currently serves as a Professor of Management at the Krannert School of Management at Purdue University. He has served on Horizon’s Board of Directors since 2003 and on the Board of Directors of Horizon Bank since 2002.

Mr. Dworkin has extensive knowledge and experience in academia, negotiations, business administration, and management of a large organization. In addition, Mr. Dworkin has considerable knowledge of local business and has served on the boards of multiple not-for-profit organizations. Mr. Dworkin regularly shares his local and national insights with the Board and senior management. In addition, due to his extensive knowledge of the local community, he provides considerable insight into current local events. Mr. Dworkin’s community knowledge, ability to work with others, and consensus building abilities are valuable contributions to Horizon’s Board of Directors

Daniel F. Hopp	73

Mr. Hopp retired in June 2011 as Senior Vice President, Corporate Affairs, and General Counsel of Whirlpool Corporation, a Fortune 500 company located within Horizon’s market area. He has a law degree and has over 27 years’ experience working with a publicly traded corporation. He has served on Horizon’s Board of Directors since 2005 and on the Board of Directors of Horizon Bank since 2004. He has served as the Lead Director of Horizon’s Board of Directors since July 1, 2013.

Mr. Hopp has extensive knowledge and experience in manufacturing, management of a large and complex organization, corporate law and the rules and regulations applicable to large publicly traded companies. Mr. Hopp’s educational and professional background is rarely found on a community bank board. In addition, Mr. Hopp is very active in the local not-for-profit community. At Horizon’s Board meetings, Mr. Hopp regularly provides invaluable insights based on his professional and educational experiences, and he has the ability to look at complex problems from a different perspective. Mr. Hopp is a valuable member of Horizon’s Board of Directors.

Michele M. Magnuson	60

Ms. Magnuson (formerly, Thompson) is the former President and Chief Financial Officer and a director of both LaPorte Bancorp, Inc. and its wholly owned banking subsidiary The LaPorte Savings Bank, an Indiana-chartered savings bank. She originally joined The LaPorte Savings Bank in 2003 as Chief Financial Officer and was named Vice President in 2004, Executive Vice President in 2007, and President and Chief Financial Officer in 2011. She also served LaPorte Bancorp, Inc.’s predecessor organization as Executive Vice President and Chief Financial Officer (named in 2007) and President and Chief Financial Officer (named in 2011). She was appointed to the Boards of Directors of The LaPorte Savings Bank and LaPorte Bancorp, Inc. in 2007. Ms. Magnuson has served on both Horizon’s and Horizon Bank’s Board of Directors since her appointment in July 2016. If Ms. Magnuson were serving on the Audit Committee, she would qualify as an audit committee financial expert under SEC rules.

Ms. Magnuson has more than 33 years of banking experience. She is a graduate of Ball State University and holds a Master of Business Administration from Indiana University South Bend. Ms. Magnuson’s extensive management, financial and banking industry experience, including her familiarity with the local business and economic environment in the communities formerly served by The LaPorte Savings Bank and now served by Horizon Bank, adds value and a unique perspective to the Boards of Directors of both Horizon and Horizon Bank.

Name	Age	Business Experience and Service as Director

Steven W. Reed	58

Mr. Reed is a partner with the firm of BGBC Partners, LLP, an Indianapolis full service accounting, and business consulting firm. He was a Board member of Heartland Community Bank from 2006 until July 2012. He has a B.S. in Business with a concentration in finance. Mr. Reed is a Certified Public Accountant, practicing since 1985, amassing over 32 years of experience with financial reporting, tax, and business valuation. Additionally, Mr. Reed holds the appellations “Accredited in Business Valuation (ABV)” and “Certified in Financial Forensics (CFF).” These accreditations recognize special training, testing, and qualification in business valuation and in forensic accounting through the American Institute of Certified Public Accountants. Mr. Reed has served on the Board of Directors of Horizon since 2014 and Horizon Bank since 2012.

Mr. Reed possesses particular knowledge and experience in finance, accounting, tax, and business valuation as it relates to closely held business. His experience will continue to provide Horizon with considerable expertise and insight into these areas. Mr. Reed chairs the Audit Committee and qualifies as an audit committee financial expert under SEC rules.

Class of 2022
Susan D. Aaron	66

Ms. Aaron is the Chair of Vision Financial Services, Inc., LaPorte, Indiana, an accounts receivable management business in which she has more than 32 years’ experience. Ms. Aaron has both a B.S. in finance and an M.B.A. in accounting from Indiana University. If Ms. Aaron were serving on the Audit Committee, she would qualify as an audit committee financial expert under SEC rules. She has served on Horizon’s Board of Directors since 1995 and on the Board of Directors of Horizon Bank since 1993.

Ms. Aaron possesses particular knowledge and experience in accounts receivable management, collection services and their related rules and regulations, finance, accounting, management and local market knowledge as it relates to the small business community and not-for-profit organizations. She also brings her experience and insights as the owner of a WBE-certified business. Ms. Aaron’s extensive experience provides significant insight and expertise to Horizon’s Board, particularly as they apply to commercial lending, accounts receivable management and knowledge of the local community.

Eric P. Blackhurst	59

Mr. Blackhurst is Associate General Counsel, Corporate Transactions and Latin America, of The Dow Chemical Company, a global material science company headquartered in Midland, Michigan. Mr. Blackhurst has held his current position since 2018. He was the Assistant General Counsel, Corporate and Financial Law from 2014 to 2018, and Assistant General Counsel, Chemicals and Energy, Performance Products and Systems from 2009 through 2014. He has held positions of increasing importance with Dow since 1990. Mr. Blackhurst is a former member of the board of directors of both Wolverine Bancorp., Inc. (“Wolverine”) and Wolverine Bank, serving from 2009 until Horizon’s acquisition of Wolverine in October 2017. Mr. Blackhurst has served on both Horizon’s and Horizon Bank’s Board of Directors since his appointment in October 2017.

Mr. Blackhurst’s extensive corporate, legal, and international experience, including experience serving as legal counsel at a major public corporation and his general business acumen provide the Board of Directors of Horizon and Horizon Bank with critical insights into business operations and issues.

Craig M. Dwight	64	Since July 1, 2013, Mr. Dwight has held the position of Chair and Chief Executive Officer of Horizon. He has served as the Chief Executive Officer of Horizon and Horizon Bank since July 1, 2001. Prior to that, he was the President and Chief Administrative Officer of Horizon and the Chair and Chief Executive Officer of

Name	Age	Business Experience and Service as Director

Horizon Bank commencing in December 1998. He has over 41 years of banking experience, including experience as a senior credit officer, senior commercial loan officer, branch manager, human resources director, and chief executive officer. He has a business degree with a concentration in accounting. Mr. Dwight has served on Horizon’s Board of Directors and the Board of Directors of Horizon Bank since 1998.

Mr. Dwight has extensive knowledge and experience in banking, credit underwriting, balance sheet management, liquidity management, finance, accounting and banking rules and regulations. In addition, Mr. Dwight has considerable knowledge of the local business, municipal and not-for-profit communities. Mr. Dwight has served in leadership roles with a significant number of local not-for-profit organizations, including leading several fund raising campaigns. Mr. Dwight’s intimate knowledge of Horizon’s business and his leadership through periods of economic turmoil and ability to look for new opportunities for Horizon makes him a valuable member of Horizon’s Board of Directors.

HORIZON’S ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) FRAMEWORK

Since 1873, Horizon has operated as a community bank, putting people and its communities first. Building relationships and supporting its communities has been at the core of Horizon’s approach to banking and its business. Horizon’s ESG framework is built around its desire to make a positive impact and empower its employees, customers and communities. The Corporate Governance and Nominating Committee has been charged with oversight of this framework. Horizon expects to issue a sustainability report in the second quarter of 2021 that will detail its ESG initiatives incorporating metrics for calendar year 2020 from guidelines set out in in the Sustainability Accounting Standards for Commercial Banks prepared by the Sustainability Accounting Standards Board. Horizon anticipates that the sustainability report will include information about our diversity and inclusion efforts and our new Senior Community Development Officer in addition to our contributions to the communities that we served in 2020.

For information regarding our ESG efforts, please visit our website at www.horizonbank.com, under “About Us – Community Outreach” and the captions “Diversity and Inclusion,” “Helping Our Communities,” “Community Grant Program,” and “Affordable Loan Options.”

CORPORATE GOVERNANCE

Director Independence

Annually, Horizon’s Board of Directors considers the independence of each of the directors under the listing standards of the NASDAQ Stock Market. In determining independence, the Board considers, among other things, current or previous employment relationships as well as material transactions and relationships between Horizon or Horizon Bank and the directors, members of their immediate family and entities in which the directors have a significant interest. The purpose of this review is to determine whether any relationships or transactions exist or have occurred that are inconsistent with a determination that the director is independent.

The Board of Directors has determined that ten of the eleven current members of the Board qualify as independent directors under SEC rules and the NASDAQ listing standards. Craig M. Dwight, who serves as Horizon’s Chairman and Chief Executive Officer, is the only current director who does not qualify as an independent director because of the positions he holds with Horizon and Horizon Bank.

Members of the Audit, Compensation and Corporate Governance and Nominating Committees must and do meet all applicable independence tests of the NASDAQ Stock Market and the SEC.

Board Leadership Structure

Horizon’s Board of Directors believes that each business is unique, and therefore, Board leadership structure should vary depending upon each company’s circumstances and needs as they evolve over time. The positions of Chief Executive Officer and Chairman of the Board currently are held by Craig M. Dwight. The Board has determined that it is in the best interests of Horizon to consolidate these positions due to Mr. Dwight’s unique experiences and Horizon’s corporate governance practice of having an independent lead director when these two positions are consolidated, as discussed below.

Mr. Dwight’s extensive banking background experience in the States of Indiana and Michigan; his demonstrated ability to lead complex organizations; his proven leadership during varying economic cycles; his forward and strategic thinking; his personal integrity; his demonstrated ability to hold the interests of the company above his own personal interests; his ability to recruit and retain an outstanding executive leadership team with similar values and beliefs; and his willingness to seek and receive outside counsel provides him with the unique ability to hold both offices of Chairman and Chief Executive Officer.

Horizon’s Bylaws provide that if the offices of Chairman of the Board and Chief Executive Officer are held by the same person, then the independent members of the Board are required to appoint one of the incumbent, independent directors to serve as the Lead Director. The selection process, term, qualifications, authority, responsibilities and other provisions governing the role of the Lead Director are set forth in the Charter of the Lead Independent Director.

Since July 1, 2013, Daniel F. Hopp has served as our Lead Director. In accordance with Horizon’s Charter of the Lead Independent Director, the Lead Director calls and presides at executive sessions of the independent directors; coordinates the activities and communications among independent directors; presides at all meetings of the Board at which the Chair is not present or if circumstances arise in which the role of the Chair is, or may be perceived to be, in conflict; approves the meeting schedules for independent directors and sets and reviews the agendas for executive sessions of the independent directors; and may attend committee meetings of any committee of the Board of Directors. The Lead Director serves as the principal liaison between the independent directors and the Chief Executive Officer and other members of senior management on matters of corporation policy, strategy, executive management performance and other matters, such as by:

•

Consulting with the Chief Executive Officer regarding any concerns of the directors about Horizon or its performance, the Chief Executive Officer’s performance, and the performance of other executive management;

•	Providing input to the Chairman and Chief Executive Officer and the Corporate Secretary on the preparation of agendas for Board and committee meetings; and

•	Advising the Chairman on the quality, quantity, usefulness and timeliness of information provided to directors to support the work of the Board of Directors and committees.

In addition, at the direction of the full Board of Directors, the Lead Director may authorize the retention by Horizon of outside advisors and consultants to report directly to the Board of Directors.

All of the directors on the Board, other than Mr. Dwight, qualify as independent under the NASDAQ rules. The key standing committees – the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee – are comprised entirely of independent directors and provide independent oversight of management. In addition, the Board’s key standing committees meet in executive session without the presence of Mr. Dwight, and the non-management directors of the Board meet in executive session without the presence of Mr. Dwight. In addition, the Board will meet in executive session without Mr. Dwight at least twice a year.

Communications with Directors

Shareholders may communicate directly with the Board of Directors or individual members of the Board of Directors in writing by sending a letter to the Board at: Horizon Bancorp, Inc. Board of Directors, 515 Franklin Street, Michigan City, Indiana 46360. All communications directed to the Board of Directors will be transmitted to the Chairman of the Board of Directors or other director identified in the communication without any editing or screening.

Shareholders also may communicate concerns, suggestions, or questions to any member of the Board of Directors or member of senior management by logging onto the www.ethicspoint.com website from any computer at any time or by calling the toll-free hotline number, 866-294-4694. EthicsPoint is a worldwide, confidential, and anonymous web and telephone reporting system that allows shareholders, customers, vendors and employees the ability to report concerns, as well as to pose questions and suggestions, confidentially and anonymously. EthicsPoint is fully compliant with reporting requirements such as those mandated by the Sarbanes-Oxley Act, Section 301. All communications received through EthicsPoint, either by web or telephone, are transmitted directly to the Chair of the Board’s Audit Committee, the Chair of the Board’s Corporate Governance and Nominating Committee, and designated members of senior management, without editing or screening

Code of Ethics

Horizon’s Code of Ethics for Executive Officers and Directors supplements the Horizon Bancorp, Inc. and Horizon Bank Advisor Code of Conduct and Ethics applicable to all employees, including officers. Horizon’s Code of Ethics for Executive Officers and Directors is available on Horizon’s website at www.horizonbank.com in the section headed “About Us – Investor Relations – Corporate Information” under the caption “Corporate Governance.”

Director Nomination Procedures

Horizon’s Bylaws provide that any of the following may nominate director candidates: the Board of Directors, a nominating committee of the Board, any person appointed and authorized by the Board to make nominations, or any shareholder entitled to vote for the election of directors who has complied with the notice procedures specified in the Bylaws.

Horizon’s Bylaws provide that nominations by shareholders must be made in writing and must be received at Horizon’s principal executive office not fewer than 120 days in advance of the anniversary date of the release of the prior year’s proxy statement to shareholders in connection with the Annual Meeting. For instance, the proxy statement for last year’s 2020 Annual Meeting was released to shareholders on March 20, 2020. Accordingly, the last day to deliver a nomination for the 2021 Annual Meeting was 120 days before March 20, 2021, or November 20, 2020. Shareholder nominations must include the detailed information about the nominee required by the Bylaws and also must comply with the other requirements set forth in the Bylaws. The Corporate Governance and Nominating Committee does not have a separate policy for considering director candidates recommended by shareholders because the director nomination procedures are set forth in Horizon’s Bylaws.

Horizon’s Bylaws provide that the chair of the Annual Meeting may, in his or her discretion, disregard nominations that are not made in accordance with the Bylaws and may instruct the election inspector to disregard all votes cast for any such nominee. A complete copy of the applicable provisions of Horizon’s Bylaws is available to shareholders without charge upon request to the Secretary.

Meetings of the Board of Directors and Committees

Horizon’s Board of Directors held 12 meetings during 2020, and each director attended in person or virtually 90.0% or more of the total number of meetings of the Board and the committees upon which he or she served. Horizon and its subsidiaries have joint standing committees. These committees include the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Executive sessions of the independent directors are held at least two times a year.

Although Horizon does not have a policy regarding the attendance of directors at the Annual Meeting of shareholders, Horizon encourages directors to attend the Annual Meeting. Eight of the then-current eleven members of the Board of Directors attended the 2020 Annual Meeting

Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee are appointed by the Board of Directors in April, effective May of each year. The members of the Corporate Governance and Nominating Committee for 2020/2021 are Mr. Blackhurst, who serves as Chair, Ms. Aaron, Mr. Pairitz and Mr. Hopp. All of the members of the Corporate Governance and Nominating Committee qualify as independent directors as defined by the SEC rules and NASDAQ listing standards. The Corporate Governance and Nominating Committee met three times during 2020. The responsibilities of the Corporate Governance and Nominating Committee of the Board of Directors include selecting the individuals to be nominated for membership on the Board of Directors and overseeing the annual self-evaluations by the Board and its committees.

The Corporate Governance and Nominating Committee selects a slate of nominees and then recommends those nominees to the Board of Directors. The entire Board of Directors determines who the nominees will be. The Corporate Governance and Nominating Committee and the Board select nominees who meet the qualifications set forth in Horizon’s Bylaws and the applicable independence requirements under the SEC and NASDAQ rules.

The responsibilities of the Corporate Governance and Nominating Committee also include (i) reviewing and reporting to the Board on matters of corporate governance and developing and recommending to the Board corporate governance principles; (ii) leading the Board and its committees in its supervisory oversight functions of related party transactions and insider share transactions; and (iii) reviewing Horizon’s activities and practices regarding environmental, social, and governance matters.

The Corporate Governance and Nominating Committee Charter is posted on Horizon’s website at www.horizonbank.com in the section headed “About Us – Investor Relations – Corporate Information” under the caption “Corporate Governance.”

Audit Committee

Audit Committee members serve one-year terms and are appointed by the Board of Directors in April, effective January of each year. The Audit Committee members for 2020/2021 are Mr. Reed, who serves as Chair, Mr. Burnell, Mr. Dworkin and Ms. Freigang. The Audit Committee met four times in 2020. The purpose of the Audit Committee is to assist the Boards of Directors of Horizon and Horizon Bank in fulfilling their statutory and fiduciary responsibilities with respect to examinations of Horizon, Horizon Bank, and their affiliates and the monitoring of accounting, auditing, and financial reporting practices. The Audit Committee reviews the internal audit procedures of Horizon and Horizon Bank and recommends to the Boards of Directors the engagement of outside and internal auditing firms.

Horizon’s Board of Directors has determined that Mr. Reed qualifies as an “audit committee financial expert” as defined by the SEC rules. Mr. Reed has a Bachelor of Science degree in Business with a concentration in finance, and is a registered certified public accountant with over 32 years of public accounting experience.

All of the members of the Audit Committee, including Mr. Reed, qualify as independent directors as defined by the SEC rules and NASDAQ listing standards.

The Audit Committee Charter is posted on Horizon’s website at www.horizonbank.com in the section headed “About Us – Investor Relations – Corporate Information” under the caption “Corporate Governance.”

Compensation Committee

Compensation Committee members serve one-year terms and are appointed by the Board of Directors in April, effective May of each year. The members of the Compensation Committee for 2020/2021 are Mr. Pairitz, who serves as Chair, Mr. Blackhurst, Mr. Hopp and Ms. Aaron. All of the members of the Compensation Committee qualify as independent directors as defined by the SEC rules and NASDAQ listing standards. The Compensation Committee met five times in 2020. The Committee reviews salary and employee benefit issues relating to employees and directors of Horizon, Horizon Bank, and their affiliates.

The Compensation Committee Charter is posted on Horizon’s website at www.horizonbank.com in the section headed “About Us – Investor Relations – Corporate Information” under the caption “Corporate Governance.”

Compensation Committee Interlocks and Insider Participation

All of the members of the Compensation Committee are independent, and no member of the Compensation Committee has served as an officer or employee of Horizon, Horizon Bank, or any of Horizon’s other subsidiaries. None of the members of the Compensation Committee serves as an executive officer of another entity at which one of Horizon’s executive officers serves as a member of the Board of Directors. No member of the Compensation Committee has had any relationship with Horizon requiring disclosure under Item 404 of SEC Regulation S-K, which requires the disclosure of certain related person transactions, other than loans made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable loans with unrelated third parties and which management believes did not involve more than normal risk of collectability or present other unfavorable features.

Compensation Consultants

The Compensation Committee has the authority under its charter to retain outside consultants to provide assistance. At least every two years, the Compensation Committee engages a compensation consultant to conduct a review of executive and director compensation. A primary function of the consultant is to provide market data to the Committee concerning compensation of comparable companies in order to assist the Committee in determining whether Horizon’s compensation system in effect is a reasonable and appropriate means for achieving Horizon’s business objectives.

In accordance with the Compensation Committee’s authority, the Compensation Committee has engaged Frederic W. Cook & Co., Inc. (“FW Cook”) on a number of occasions since 2002. In December 2020, FW Cook reported to the Compensation Committee on the findings from its analysis of Horizon’s named executive officers’ compensation. “Named executive officers” refers to the top five executive officers who are named in the Summary Compensation Table below because of their positions and levels of compensation. To evaluate the reasonableness of Horizon’s executive compensation, the Compensation Committee annually obtains surveys from accounting firms and other sources and augments that data with the FW Cook reviews, which are more extensive and include peer comparison of cash, short-term compensation, and long-term compensation. FW Cook’s reports have provided the Compensation Committee with an updated competitive survey, and the Compensation Committee has relied primarily on these surveys in reaching its decisions on compensation and to compare the reasonableness of total compensation for the named executive officers and directors. In addition, FW Cook’s reports have reviewed long-term equity compensation awards to the named executive officers in comparison with peer data and acceptable banking practices. FW Cook provides no other services to Horizon and meets all other standards for independence and lack of conflicts of interest for compensation consultants.

Performance Reviews

The Compensation Committee, with input from the entire Board of Directors, conducts an annual review of the performance of Mr. Dwight, who serves as Horizon’s Chairman of the Board and Chief Executive Officer. In addition, the Compensation Committee, with input from the Chief Executive Officer, reviews the performance of Horizon’s other executive officers.

In conducting its review, the Compensation Committee considers a variety of performance factors in order to analyze the compensation of each of these executive officers. These factors generally include strategic planning, traditional financial results, positioning Horizon for future success, and enterprise risk management.

The financial services business is complex and is undergoing changes that generate uncertainties about future events. The Chief Executive Officer must provide guidance and leadership in nearly all aspects of this dynamic enterprise. In the process, however, the Chief Executive Officer is not expected to work alone. The performance evaluation recognizes that programs initiated at the top level of an organization are not, and should not be expected to be, “quick fixes.” These programs are generally long-term in nature, bringing benefits to Horizon over many years. For those reasons, the Compensation Committee also focuses on the following issues in determining performance levels for the Chief Executive Officer:

•	Strategic Leadership: Strategic leadership entails development of appropriate strategies for Horizon and the ability to gain support for those strategies.

•

Enterprise Guardianship: Enterprise guardianship requires the Chief Executive Officer to set the tone in such matters as Horizon’s reputation, ethics, legal compliance, customer relations, employee relations, and ensuring results.

•

Risk Management: Risk management requires the Chief Executive Officer to maintain a strong risk management culture, to provide oversight of key risks including financial reporting, reputation, asset quality, compliance with all banking rules and regulations and to assure proper maintenance of good internal controls and processes.

•

Board Relationship: Board relationship requires the Chief Executive Officer to work collaboratively with Board members and committees, communicate information in a timely manner to ensure full and informed consent about matters of corporate governance and provide complete transparency to the Board.

•	Financial Results: Financial results focus on the overall financial health of Horizon and ability to achieve financial goals.

•

Talent Recruitment, Retention & Training: The Chief Executive Officer is required to recruit, attract, and retain an exceptional leadership team in order to effectively run the organization today and in the future. In addition, continuous organizational learning is a key focal point for the Chief Executive Officer and ongoing training is vital to Horizon’s continued success.

In conducting the Chief Executive Officer’s performance review for 2020, the Compensation Committee obtained input from members of the Board. A significant portion of management compensation, including that of the Chief Executive Officer and the other executive officers, is performance related.

Risk Management and Compensation Policies and Practices

Horizon monitors its incentive and commission-based compensation plans through an incentive compensation and commission plan matrix that provides a schedule of all plans, associated risks and how the risks are mitigated. This matrix is reviewed by the Compensation Committee in a private session with the person who serves as Horizon’s Senior Vice President, Senior Auditor, Enterprise Risk Manager, and Compliance Officer (“Risk Manager”). Horizon’s incentive compensation plans minimize undue risk taking through plan design, incentive compensation caps, and Compensation Committee oversight. Plan design provides the Compensation Committee with the ability to change, modify, or cancel any incentive compensation plan at the Committee’s sole discretion. In addition, all material incentive compensation payouts, excluding commissions paid to mortgage loan originators, are subject to Horizon’s achievement of minimum cash flow coverage to cover dividends, and fixed costs at the holding company, and individual employee performance that is satisfactory to Horizon.

The SEC’s compensation risk rules provide that if a public company’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the company, then the company must provide disclosures addressing the compensation policies and practices as they relate to risk management and risk-taking incentives with respect to all employees and to disclose in their proxy statements whether a company’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the company. Horizon reviewed its compensation policies and practices for all employees on September 15, 2020, including executive officers, and has determined that those policies and practices are reasonable and unlikely to have a material adverse effect on Horizon. Horizon believes that the design and oversight of its compensation plans help ensure that the plans do not encourage excessive risk taking.

Enterprise Risk Management

In conjunction with Horizon’s Enterprise Risk Management Policy, the Risk Manager, who serves as Horizon’s senior enterprise risk manager, and other members of senior management meet annually with all business units to discuss risks related to their areas and how risks are mitigated. The risks are then classified as follows:

•	High – potential material threat to the enterprise.

•	Moderate – not a material threat to the enterprise, however, could impact current year’s performance.

•	Low – minimal threat to the enterprise.

High level risks and established metrics were reviewed with Horizon’s Board or Board committees four times during 2020, as discussed below. The Board anticipates a similar review at least quarterly in 2021.

As part of its oversight function, the Board and its committees monitor how management operates Horizon and maintains internal controls and processes. When granting authority to management, approving strategies and receiving management reports, the Board considers, among other things, the risks, and vulnerabilities faced by Horizon. The Audit Committee considers risks associated with Horizon’s overall financial reporting, the disclosure process, compliance with all rules and regulations and risk control policies and procedures. At its regularly scheduled quarterly meetings, the Audit Committee meets in executive session with its internal auditor, its Risk Manager, and Horizon’s independent registered public accounting firm. RMS US, LLP served as Horizon’s internal auditor during 2020. High-level risks are reviewed with the Audit Committee at each meeting.

The Board committees review high-level risks associated in the area of their responsibilities. The Asset Liability Committee reviews risks related to liquidity, interest rates, quality of the investment portfolio, operations, facilities, and information security. The Enterprise Risk Management and Credit Policy Committee reviews risks related to credit, loan concentrations, community reinvestment, and compliance with lending rules and regulations. In addition, it oversees Horizon’s enterprise risk management policies and key risk metrics and proactively monitors emerging risk trends and economic factors. As a result, it will recommend any necessary adjustments to Horizon’s enterprise risk management practices and metrics. In 2020, the Compensation Committee met one time in executive session with the Risk Manager to review Horizon’s incentive compensation plans to be certain that employees are not incentivized to take undue risks, and the Compensation Committee anticipates that it will meet one time during 2021 to conduct a similar review.

The matrices for the Executive Officer Bonus Plan have included “Enterprise Risk Management” as a category since 2009. For information about the Executive Officer Bonus Plan and matrices, see the discussion under the caption “Annual Performance-Based Incentive Compensation” in the Compensation Discussion and Analysis below.

Anti-Hedging and Anti-Pledging Policies

Horizon has robust policies restricting hedging and pledging transactions related to Horizon’s common shares. These policies prohibit a full range of transactions and cover a broad group of participants, including directors, officers, employees, family members, other members of a person’s household, and controlled entities. Horizon believes that hedging and pledging transactions could have the effect of diluting the risks and rewards of stock ownership in Horizon and could cause an employee, director or executive officer to have different objectives from Horizon’s other shareholders.

Horizon addresses hedging and pledging in three separate policy documents: (i) the Insider Trading Policy, which applies to all directors, officers, employees, family members, other members of a person’s household, and controlled entities; (ii) the Anti-Hedging Policy, which applies to all directors and executive officers; and (iii) the Anti-Pledging Policy, which applies to all directors and executive officers.

Each of the policies applies restrictions to a broad range of transactions that could reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of Horizon’s common shares, such as prepaid variable forwards, equity swaps, collars and exchange funds. In addition, restrictions apply to options trading, margin accounts and pledging because these situations can also foster objectives that differ from other Horizon shareholders or can force sales while the person subject to the policy possesses material nonpublic information.

Employees who are not executive officers are strongly encouraged not to engage in any hedging or monetization transactions, but are permitted the limited ability to seek pre-clearance from Horizon’s Compliance Officer (currently designated as the Chief Financial Officer) to engage in such a transaction. The person must provide sufficient justification for the transaction. In addition, an employee who is not an executive officer may also seek pre-clearance from the Compliance Officer for pledging Horizon common shares as collateral for a loan and must demonstrate his or her financial capacity to repay the loan without resorting to the pledged securities. During 2020, no requests from non-executive officer employees for deviations from the Insider Trading Policy were received by the Compliance Officer.

With respect to directors, executive officers, their family members and controlled entities, Horizon has adopted an even more aggressive stance with respect to all hedging and pledging transactions. In addition to the Insider Trading Policy, these persons are also subject to the Anti-Hedging Policy and the Anti-Pledging Policy. The Anti-Hedging Policy prohibits them from purchasing financial instruments or engaging in activities that could reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of any Horizon securities. There are no exceptions.

The Anti-Pledging Policy prohibits them from pledging, hypothecating or encumbering Horizon securities as collateral for any indebtedness, including pledging securities as collateral for margin accounts. However, the Corporate Governance and Nominating Committee of the Board of Directors may grant prior approval for a pledge of securities in limited circumstances for loans with a clear purpose for use of the proceeds and a well-defined and identifiable source of repayment. Horizon’s directors and executive officers have not requested any pledging of Horizon securities at this time, and therefore, no waivers or exceptions have been granted.

Succession Plan

Horizon maintains a detailed chief executive officer succession plan that includes a formal selection process that considers emergency, temporary, and permanent succession plans. Horizon’s succession plan includes a discussion on the bank’s future outlook, cultural fit, core competencies required for the position and use of independent third parties, if necessary. Horizon’s succession plan also contemplates review of both internal and external candidates. Horizon’s chief executive officer succession plan is periodically reviewed by the Board of Directors.

Stock Ownership Guidelines

Horizon Ownership Guidelines (“Ownership Guidelines”) require that members of the Boards of Directors of Horizon and Horizon Bank and Horizon’s executive officers attain and maintain a level of ownership of Horizon’s common shares having a value at least equal to the following ownership thresholds specified in the Ownership Guidelines:

Participant	Ownership Thresholds
Director	3 times amount of annual retainer
Chief Executive Officer	3 times base salary
Named Executive Officers (other than Chief Executive Officer)	2 times base salary

If a participant is not in compliance with the Ownership Threshold due to the number of common shares owned or from stock price fluctuations, then, until such time as the participant attains the Ownership Threshold, the participant is subject to additional restrictions. The additional restrictions include certain limitations on sale of current shares owned and additional shares acquired.

Participant	Percentage of After-Tax Profit Associated with the Acquired Shares
Director and Chief Executive Officer	75%
Named Executive Officers (other than the Chief Executive Officer)	50%

Shares are considered to be owned by a participant for the purposes of the Ownership Guidelines if those shares would be deemed to be beneficially owned according to the SEC’s beneficial ownership rules applicable to determining ownership for the beneficial ownership table included annually in Horizon’s proxy statement for its shareholders’ meeting. Shares of restricted stock for which the restrictions have not yet lapsed, and non-vested unexercised stock options, are not considered to be shares owned for the purposes of the Ownership Guidelines. Any exceptions or waivers to the Ownership Guidelines must be approved by the Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included below. Based on that review and discussion, the Compensation Committee has recommended to Horizon’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into Horizon’s 2020 Annual Report on Form 10-K.

This Report is respectfully submitted by the Compensation Committee of Horizon’s Board of Directors:

Peter L. Pairitz, Chair

Eric P. Blackhurst

Daniel F. Hopp

Susan D. Aaron

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The Compensation Discussion and Analysis describes and analyzes the compensation of Horizon’s named executive officers. Horizon’s compensation program is designed to align executive officer compensation with Horizon’s annual and long-term performance and with the interests of Horizon’s shareholders. The development of compensation programs and benefit plans for senior executives, along with specific compensation decisions for the named executive officers, is the responsibility of the Compensation Committee of the Board. The Compensation Committee is assisted from time to time by an independent compensation consultant, whose duties are detailed in this Proxy Statement. The Compensation Committee utilizes benchmark data obtained from industry publications and the compensation consultant to assist in determining the reasonableness of Horizon’s pay programs, the direction of Horizon’s total compensation as compared with Horizon’s performance and in making compensation decisions on named executive officers.

The Compensation Committee, with input from the Board of Directors, annually evaluates the Chief Executive Officer’s performance in comparison to corporate goals and objectives and determines and approves the Chief Executive Officer’s compensation based on achievement of those goals and objectives. The Chief Executive Officer evaluates the performance of the other named executive officers in comparison to goals and recommends to the Compensation Committee a base salary change for each named executive officer based on achievement of their goals and objectives. The Compensation Committee makes the final decision on the other named executive officers’ compensation.

This Compensation Discussion and Analysis also includes information about the ratio of Horizon’s Chief Executive Officer’s annual total compensation to the median of the annual total compensation of all other Horizon employees.

Use of FW Cook Compensation Consultant.

The Compensation Committee retained FW Cook to prepare a report for purposes of evaluating executive compensation for Horizon’s named executive officers, including its chief executive officer. The most recent FW Cook report was received in December 2020 and used 2019 compensation data to compare overall executive compensation practices against 17 companies of comparable size and common business traits, as selected by FW Cook with input from management and approved by the Compensation Committee. Horizon’s peer group for purposes of the 2020 FW Cook report included the following companies:

1st Source Corporation (South Bend, IN)	First Mid Bancshares, Inc. (Mattoon, IL)	Park National Corporation (Newark, OH)

Byline Bancorp (Chicago, IL)	German American Bancorp, Inc. (Jasper, IN)	Peoples Bancorp (Marietta, OH)

Community Trust Bancorp (Pikeville, KY)	Great Southern Bancorp (Springfield, MO)	Premier Financial Corp. (Defiance, OH)

City Holding Company (Charleston, WV)	Independent Bank Corporation (Ionia, MI)	QCR Holdings (Moline, IL)

Enterprise Financial Services Corp. (Clayton, MO)	Lakeland Financial (Warsaw, IN)	Stock Yards Bancorp, Inc. (Louisville, KY)

First Busey Corporation (Champaign, IL)	Midland States Bancorp (Effingham, IL)

The Compensation Committee has considered the independence of FW Cook in light of SEC rules and NASDAQ listing standards. In connection with this process, the Committee has reviewed, among other items, a letter from FW Cook dated July 10, 2020 that addresses the independence of FW Cook and the members of the consulting team serving the Compensation Committee, including the following factors: (i) other services provided to us by FW Cook, (ii) fees paid by us as a percentage of FW Cook’s total revenue, (iii) policies or procedures of FW Cook that are designed to prevent conflicts of interest, (iv) any business or personal relationships between the senior advisor of the consulting team with a member of the Committee, (v) any Horizon stock owned by the senior advisor or any immediate family member, and (vi) any business or personal relationships between Horizon’s executive officers and the senior advisor. The Committee discussed these considerations and concluded that the work performed by FW Cook and its senior advisor involved in the engagement did not raise any conflicts of interest.

The Compensation Committee intends to continue to employ an independent, third-party consultant to review executive compensation, including long-term benefits, at least every two years.

The following highlights are from the 2020 FW Cook report:

•

Horizon’s position was assessed in relation to a peer group of 17 other companies comparable to Horizon in various measures of size, including total assets, total shareholder equity, net revenue, net income, number of employees and market capitalization. Company performance for Horizon and the peer group is measured on a one-year and three-year basis for size, profitability, growth and shareholder return (with composite scores representing an average of the relative rankings in these categories).

•

Total annual compensation (“TAC”) for the last completed fiscal year (2019) for the named executive officers is directionally aligned with composite company size and performance for that year. TAC refers to base salary plus annual bonus.

•	TAC for the last five completed fiscal years (2015-2019) is also directionally aligned relative to composite company size and performance over that same time period.

•

Total compensation paid (“TCP”) for the last completed fiscal year (2019) for the named executive officers is directionally aligned with three-year company performance (2017-2019). TCP refers to multi-year long-term incentive cash awards earned for the latest performance cycle, plus all other compensation reported, plus value realized on any stock option exercises, plus restricted stock/performance shares earned and/or vested.

•	TCP for the last five completed fiscal years (2015-2019) is also directionally aligned with trailing three-year performance over that same time period.

•	Horizon’s annual bonuses earned as a percent of target ranged from 107-135%, versus an earnout range of 95-140% of target at the peer group companies at the 25th and 75th percentiles, respectively.

•

On average, total direct compensation (“TDC”) opportunities for Horizon’s named executive officers (excluding Mr. Dwight, the Chief Executive Officer), individually and in total, are positioned close to the market median.

•	Horizon’s TDC mix is representative of median competitive practice.

•	Horizon’s long-term incentive mix of 80% performance shares and 20% restricted stock is weighted more towards performance-based compensation than median competitive practice.

•	Horizon ranks near the 25th percentile of the peer group in terms of equity compensation cost, as measured by absolute dollar amount and near the median relative to pre-tax income.

•	Horizon ranks near the 25th percentile of the peer group in terms of share usage run rate.

•	Horizon ranks below the 25th percentile of the peer group in terms of potential dilution overhang, although this could change with approval of a new equity incentive plan in 2021.

•

Horizon’s practice of using a portfolio of two long-term incentive grant types, consisting of restricted stock vesting over three years and performance shares cliff vesting after a three-year performance period, is aligned with peer group practice.

Overview of 2020 Compensation Process and Programs

2020 Compensation Program

The Compensation Committee sets the compensation of all named executive officers of Horizon, including that of the Chief Executive Officer. Compensation is composed of several segments, including base salary, short-term incentives, and long-term incentives. The Compensation Committee compares all executive compensation, including that of the Chief Executive Officer, to the compensation paid to persons holding the comparable position in similar financial institutions.

In determining the 2020 compensation for the Chief Executive Officer, Chief Financial Officer and other top officers, the Compensation Committee relied in part upon on the analysis provided by the 2019 FW Cook report delivered in December 2019, just as the Compensation Committee will use the 2020 FW Cook report delivered in December 2020 as part of its consideration of executive compensation for 2021. The Compensation Committee’s review included a study of base pay, bonus, and long-term compensation.

For 2020 compensation decisions, our peer group consisted of the following 18 Midwestern regional banks:

1st Source Corporation (South Bend, IN)	First Defiance Financial (Defiance, OH)	Mercantile Bank (Grand Rapids, MI)

Byline Bancorp (Chicago, IL)	First Mid Bancshares, Inc. (Mattoon, IL)	Midland States Bancorp (Effingham, IL)

Community Trust Bancorp (Pikeville, KY)	German American Bancorp, Inc. (Jasper, IN)	MidWestOne Financial Group (Iowa City, IA)

City Holding Company (Charleston, WV)	Great Southern Bancorp (Springfield, MO)	Peoples Bancorp (Marietta, OH)

Enterprise Financial Services Corp. (Clayton, MO)	Independent Bank Corporation (Ionia, MI)	QCR Holdings (Moline, IL)

First Busey Corporation (Champaign, IL)	Lakeland Financial (Warsaw, IN)	Stock Yards Bancorp, Inc. (Louisville, KY)

The Named Executive Officers

The following discussion of compensation focuses on the compensation of the five executive officers who are named in the Summary Compensation Table below because of their positions and levels of compensation (referred to throughout this Proxy Statement as the “named executive officers”). The named executive officers and their positions with Horizon and Horizon Bank during 2020 are as follows:

Name	Position
Craig M. Dwight	Chairman of the Board and Chief Executive Officer of Horizon and Horizon Bank

James D. Neff	President of Horizon and Horizon Bank

Mark E. Secor	Executive Vice President and Chief Financial Officer of Horizon and Horizon Bank

Dennis J. Kuhn	Executive Vice President of Horizon and Horizon Bank; Chief Commercial Banking Officer of Horizon Bank

Kathie A. DeRuiter	Executive Vice President of Horizon and Horizon Bank; Senior Operations Officer of Horizon Bank

Annual Advisory Vote on Executive Compensation

At the 2020 Annual Meeting, Horizon provided shareholders with a separate, advisory shareholder “say-on-pay” vote to approve the compensation of the named executive officers. At that meeting, 98.2% of Horizon’s common shares that were cast on the proposal (excluding abstentions) were voted in favor of Horizon’s compensation of those executive officers as disclosed in the proxy statement. Following the 2020 vote, the Board of Directors considered whether any changes should be implemented in connection with Horizon’s compensation policies and decisions. The Board believes that the high percentage of shares voting in support of the say-on-pay proposal indicated that shareholders approve the work of Horizon’s Compensation Committee and that shareholders consider Horizon’s executive compensation programs to be aligned with shareholders’ interests. Given the significant shareholder support, the Board and Compensation Committee concluded that Horizon’s executive compensation is aligned with shareholders’ interests and, therefore, no additional action was taken in response to the outcome of the advisory vote on executive compensation. At the 2021 Annual Meeting, shareholders again will have the opportunity to vote, in an advisory capacity, on Horizon’s named executive officer compensation (see “Proposal 3: Advisory Vote to Approve Executive Compensation” below).

Advisory Vote on Frequency of the Advisory Vote on Executive Compensation

At the 2018 Annual Meeting, shareholders voted in an advisory vote to recommend the frequency at which Horizon should present shareholders with the opportunity to participate in an advisory say-on-pay vote on Horizon’s executive compensation. Horizon’s Board of Directors recommended an annual vote. Shareholders voted on whether the say-on-pay votes should be held every one, two, or three years. Of Horizon’s common shares voted in 2018 on that frequency proposal (excluding abstentions), 92% of those common shares were voted in favor of holding future say-on-pay votes on an annual basis, as the Board of Directors recommended. In light of that result and other factors that the Board has considered, Horizon will continue to hold say-on-pay votes on an annual basis, as it has done since the first shareholder vote on frequency in 2012. The advisory vote on the frequency of say-on-pay votes is required to occur at least every six years and will occur next during or before 2024.

Compensation Risk

As discussed under the caption “Risk Management and Compensation Policies and Practices” in the Corporate Governance section above, Horizon’s Risk Manager, who serves as the senior risk officer, meets with the Board of Directors and the Audit and Compensation Committees to review Horizon’s compensation and other risks and to address how to mitigate and monitor such risks.

Horizon’s long-term business objectives require that Horizon increase revenues year-over-year, maintain profitability in each year, increase market share and demonstrate sound enterprise risk management. Horizon believes that if it is successful in achieving these objectives, the results will inure to the financial benefit of Horizon’s shareholders. Accordingly, Horizon has designed its executive compensation program to reward its executives for achieving annual and long-term financial and business results that meet these objectives. Specifically, the amount of incentive compensation received by Horizon’s executive officers is directly related to Horizon’s and to an individual executive’s performance results.

Horizon recognizes that the pursuit of these objectives may lead to behaviors that focus executives on their individual enrichment rather than Horizon’s long-term welfare. If this were to occur, it could weaken the link between pay and performance and result in less of a correlation between the compensation delivered to Horizon’s executives and the return realized by Horizon’s shareholders. Accordingly, Horizon has designed its executive compensation program to limit and mitigate these possibilities and ensure that its compensation practices and decisions are consistent with Horizon’s risk profile.

The Compensation Committee has had in place since 2003 certain rules that provide it with considerable latitude in determining whether or not bonuses should be paid. The Compensation Committee believes these rules protect the shareholders and help mitigate the possibility that executive officers will take any undue risks. The rules are as follows:

•	The Compensation Committee may unilaterally amend, modify, or cancel the plans at any time at its sole discretion.

•

Named executive officer bonuses will only be paid if Horizon achieves a minimum net income level that is more than sufficient to cover fixed costs and dividends at the holding company level. This minimum net income level supports the concept that the shareholders are paid first and ahead of executive officer bonuses.

•	Executive officers will be paid bonuses only if they are in good standing with Horizon and are not under a performance warning, suspension, or individual regulatory sanction.

•	The Compensation Committee or its designee is to review and approve all executive officer bonuses prior to payment.

•	Bonuses are subject to receipt of an unqualified opinion by Horizon’s independent accountants on its most current year-end financial statements.

•	Horizon Bank has a policy that allows it to “claw back” incentive compensation as discussed below under the heading “Clawbacks: Recovery of Incentive Compensation under the Dodd-Frank Act.”

Overview of Compensation Elements and Mix

We have included in this section and the table below a brief overview of the primary elements of Horizon’s compensation plan for the Chief Executive Officer and other named executive officers. A more in-depth discussion of the compensation elements and mix follows in “Detailed Discussion of Compensation Elements.”

Pay Element	Role	Key Factors
Base Salary	• Provides the only fixed element of compensation	• Responsibilities, skills, experience and demonstrated performance • Competitive with comparable peers

Annual Performance-Based Cash Incentive Compensation (i.e., pay for results)

•   Reward performance if, and only to the extent, that Horizon and its shareholders also benefit financially from the officer’s stewardship

•   Focuses executives on annual objectives that support long-term strategy and value creation

•   Determined pursuant to the Executive Officer Bonus Plan, which sets pre-established corporate financial and individual performance objectives

•   Achievement of short-term and long-term corporate and individual performance metrics

•   Horizon must achieve a certain minimum earnings threshold before any level of award is earned.

Pay Element	Role	Key Factors
• Executive must be in good standing with Horizon and not under any regulatory sanction • Competitive with comparable peers

Long-Term Performance-Based Equity and/or Cash Incentive Compensation

•   Reinforces the need for long-term sustained financial and stock price performance

•   Aligns interests of executives with shareholders

•   Encourages retention

•   Focus on performance-based awards reduces the incentive and manages the risk that executives could engage in risky behavior to drive up the price of common shares

•   Encourages and facilitates stock ownership

•   Achievement of performance goals during a performance period, all as set by the Compensation Committee (generally based on a comparison of Horizon’s average performance over the performance period for the return on common equity, compounded annual growth rate of total assets, and return on average assets, all relative to the average performance for publicly traded banks with total assets between $1-5 billion on the SNL Bank Index)

•   Competitive with comparable peers

Retirement and Other Benefits	• Supports the health and security of executives • Enhances executive productivity	• Competitive with comparable peers

Limited Perquisites	• Promote Horizon’s presence in the marketplace through memberships	• Value to Horizon

To encourage appropriate decision-making and facilitate the alignment of the interests of Horizon’s executives with those of Horizon and its shareholders, Horizon’s executive compensation program includes “at risk” compensation, as discussed below in “Detailed Discussion of Compensation Elements.” Horizon believes that the allocation of at risk compensation for annual cash incentives is reasonable for Horizon given its business objectives and is comparable to that of Horizon’s peer group.

Detailed Discussion of Compensation Elements

Base Salary

Salaries of all executive officers, including the Chief Executive Officer, are governed by Horizon’s formal salary administration program, which is updated each year. The salary administration program involves consideration of an executive officer’s position and responsibility and performance as determined in the detailed annual performance reviews discussed above.

The salaries of Craig M. Dwight, Chief Executive Officer, and James D. Neff, President, are also impacted by written employment agreements with Horizon and Horizon Bank. Each entered into an amended and restated employment agreement on December 31, 2019, effective January 1, 2020. The agreements provide that Messrs. Dwight and Neff will continue to receive an annual base salary equal to the amount being paid to each of them on the date of their agreements, subject to annual increases (but not decreases) based on the annual review of Horizon’s Compensation Committee. Other provisions of the agreements are discussed below following the Summary Compensation Table and in the discussion of “Potential Payments Upon Termination or Change in Control.”

The Compensation Committee compares the salary of each executive officer to those salaries being paid to executive officers in similar positions in organizations of comparable size in the Midwest. Salary ranges are then computed from that data for each Horizon executive officer position. Salary increases are calculated based on individual performance rating, where the executive officer’s base salary falls within the executive officer’s respective salary range, benchmark data, total compensation in comparison to peer compensation mix, and Horizon’s salary matrix.

FW Cook’s 2020 report reported that the average and highest base salary compensation for a Chief Executive Officer were $573,000 and $785,000, respectively. For Mr. Dwight’s services as Chairman of the Board and Chief Executive Officer, he was paid a base salary in 2020 of $585,900, which represented a 4.67% increase over his 2019 base salary of $558,900.

The salary increases for 2020 for the other named executive officers ranged from 3.00% to 4.00%. Mr. Secor’s salary was increased to $303,021 from $291,366 (4.00%); Mr. Neff’s salary was increased to $401,709 from $388,125 (3.50%); Ms. DeRuiter’s salary was increased to $270,400 from $260,000 (4.00%); and Mr. Kuhn’s salary was increased to $267,800 from $257,500 (4.00%). The salary increases were based on the Compensation Committee’s in-depth review of FW Cook’s 2019 compensation reports in conjunction with Horizon’s standard salary administration program as outlined above, pursuant to which the Compensation Committee takes into consideration the individual performance rating, where the executive officer’s base salary falls within their respective salary range, benchmark data, total compensation in comparison to peer, compensation mix and Horizon’s salary matrix. The salary matrix takes into account both the performance review rating and the employee’s current salary, with respect to the salary range, in determining the percentage increase.

Annual Performance-Based Cash Incentive Compensation

After consultations with compensation consultant FW Cook in 2003, the Compensation Committee of the Board of Directors of Horizon adopted an Executive Officer Bonus Plan. The Bonus Plan permits executive officers to earn, as a cash bonus, a percentage of their salary based on the achievement of corporate and individual goals in the relevant year. All of the named executive officers, Messrs. Dwight, Neff, Kuhn, Secor, and Ms. DeRuiter, currently participate in the Bonus Plan. Participants in the Bonus Plan are not eligible to participate in any other short-term cash incentive plan offered by Horizon.

To receive a bonus under the Bonus Plan, the executive officer must be employed by Horizon or one of its subsidiaries on the date the annual bonus payment is made and must be in good standing with Horizon. If the executive officer retires or dies after earning an annual bonus at the end of the measuring period, then the executive officer (or the estate) will still be eligible to receive the bonus. The Compensation Committee may adjust or amend the Bonus Plan at any time in its sole discretion. All executive officers’ bonuses are subject to final approval by the Compensation Committee or its designee, and bonus payments are subject to Horizon’s receipt from its independent accountants of an unqualified audit opinion on Horizon’s most current year-end financial statements. Mr. Dwight’s and Mr. Neff’s bonuses are paid in accordance with their employment agreements, which provide that they may participate in all incentive compensation plans and programs generally available to executive officers.

As approved by the Compensation Committee, Horizon’s bonus matrices for executive officers are divided into short-term and long-term metrics with total bonus opportunities weighted fifty percent each. Short-term metrics place heavier weight on financial outcomes in order to align bonus payouts with shareholders’ interests for the given year. Long-term metrics place heavier weight on positioning Horizon for future success and enterprise risk management to align with shareholders’ long-term interests. Bonus calculations for financial outcomes are based on quantifiable targets and, for non-financial targets, on observations by Horizon’s Chief Executive Officer, the Compensation Committee, and the Board of Directors in comparison to Horizon’s strategic plan.

The weightings for Horizon’s 2020 bonus matrix for each individual participant are as follows:

Named Executive Officer & Category	Short-Term Metric Weighting	Long-Term Metric Weighting
Chief Executive Officer (Mr. Dwight)
Financial Outcome of Horizon (Net Income & Efficiency)	70%
Positioning Horizon for Future Success		70%
Enterprise Risk Management	30%	30%
Executive Vice President and Chief Financial Officer (Mr. Secor)
Financial Outcome of Horizon (Net Income & Efficiency)	60%
Positioning Horizon for Future Success		20%
Enterprise Risk Management	40%	60%
Project Management		20%
President (Mr. Neff)
Financial Outcome of Horizon (Net Income, Efficiency, Asset Quality, Business Unit Income, Enterprise Risk Management, & Positioning Horizon for Long Term Success)	40%
Financial Outcomes for Areas of Direct Responsibility	45%
Positioning Horizon for Future Success		30%
Enterprise Risk Management	15%	70%
Executive Vice President and Senior Operations Officer (Ms. DeRuiter)
Financial Outcome of Horizon (Net Income & Efficiency)	50%
Positioning Horizon for Future Success		20%
Enterprise Risk Management	30%	60%
Project Management	20%	20%
Executive Vice President and Chief Commercial Banking Officer (Mr. Kuhn)
Financial Outcome of Horizon (Net Income, Efficiency, Business Unit Income & Asset Quality)	45%
Financial Outcomes for Areas of Direct Responsibility	40%
Positioning Horizon for Future Success		30%
Enterprise Risk Management	15%	70%

Horizon’s 2021 bonus matrices for each named executive officer will follow substantially the same categories and metric weightings as above, subject to approval by the Compensation Committee and Board of Directors.

The Compensation Committee established a minimum earnings target for Horizon to achieve before any bonuses would be paid out under the Bonus Plan for 2020. In 2020, the minimum earnings threshold was $51.0 million. If Horizon’s net income for 2020 was below $51.0 million, no bonuses would be paid to any executive officer. The minimum earnings target is tied to earnings available to pay dividends and fixed costs at the holding company. Earnings, for purposes of the Bonus Plan, are determined by the Compensation Committee, which has the discretion to make adjustments for special non-recurring costs such as acquisition-related expenditures and other one-time expenses. In 2020, the Compensation Committee adjusted earnings for acquisition-related costs.

The Compensation Committee also approved a target bonus matrix for each executive officer to be used to calculate the executive officer’s bonus (if any) for the year (assuming that the minimum earnings target has been met). The matrix for each executive officer specifies the performance measures applicable to the executive officer, the targets for each performance measure and the weight to be assigned to each performance measure in calculating the bonus if the specified target levels are achieved.

The Compensation Committee sets the target awards to be challenging, but reasonably attainable. The maximum earnings goal was approximately $6.0 million above the targets of $73.5 million for 2020 and $58.0 million for 2019 and the maximum efficiency ratio goal was approximately 160 basis points better than the targets of 57.0% for 2020 and 58.0% for 2019. In 2020, the minimum earnings amount for payout was achieved, and all the participants were in good standing with Horizon. Any participant not in good standing with Horizon would not be eligible for incentive compensation.

The other non-financial measurements include the following: enterprise risk management; compliance with rules, regulations, and good internal controls; positioning Horizon for long-term growth; organizational development, retention and attracting good talent; and project management. The weightings for each measurement vary dependent upon the overall responsibilities and primary goals of each executive officer. Non-financial results are compared with Horizon’s strategic plan and scored based on the observations of the Chief Executive Officer, Compensation Committee, and the Board of Directors. Scores range from meets, exceeds, or far exceeds expectations.

For 2020, the named executive officers who participated in the Bonus Plan could have earned as a maximum bonus the following percentages of their base salaries: Mr. Dwight, 70%; Mr. Secor, 60%; Mr. Neff, 60%; Mr. Kuhn, 55%; and Ms. DeRuiter, 55%. Each named executive officer had as a short-term performance goal the achievement of a specified level of financial outcomes for the year, with the weighting of such goals for 2020 being 70% for Mr. Dwight; 60% for Mr. Secor; 85% for Mr. Neff; 85% for Mr. Kuhn; and 50% for Ms. DeRuiter. The financial outcome targets focused primarily on Horizon’s earnings, efficiency improvements, or business unit outcomes. The short-term performance goals for each executive officer also included one non-financial metric for enterprise risk management. Long-term performance goals for each executive officer were for enterprise risk management, positioning Horizon for long-term success or project management.

In order to earn a bonus award, the Bonus Plan’s participants were required to achieve an aggregate weighted score of 80% or higher in 2020. If the participant achieved the goals for all categories, the participant’s aggregate weighted score would be 100%. In 2020, Mr. Dwight, Mr. Secor, Mr. Neff, Mr. Kuhn and Ms. DeRuiter all exceeded 80% in weighted average scores for both short- and long-term goals and earned a bonus award.

In considering Mr. Dwight’s bonus, the Compensation Committee used established short- and long-term goals for 2020 and compared actual results with goals. The goals compared Horizon’s net income compared to plan, Horizon’s efficiency ratio compared to plan, enterprise risk management, compliance with all rules, laws, regulations, audit standards, reputation of Horizon, positioning Horizon for future growth and expansion, and organizational development including retention and attraction of good talent, efficiency improvement, and continuous learning.

The amounts of the bonuses actually paid each year under the Bonus Plan are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table included below in this Proxy Statement. The payouts that Messrs. Dwight, Secor, Neff, Kuhn and Ms. DeRuiter had an opportunity to earn under the Bonus Plan for 2020 are presented below in the Grants of Plan-Based Awards table.

The Compensation Committee has reviewed the Bonus Plan for 2020, and based on that review, the Compensation Committee has concluded that the Bonus Plan, as designed for 2020, aligned the interests of the senior executive officers with those of the shareholders and that the Bonus Plan designs provided several features to mitigate any incentive to the senior executive officers to take undue risks that could threaten the enterprise.

Long-Term Performance-Based Equity and/or Cash Incentive Program

Since 2003, Horizon has maintained an omnibus stock plan for the purpose of attracting and retaining key employees. All omnibus stock plans have been approved by Horizon’s shareholders. The original 2003 Omnibus Plan expired on January 31, 2013, and although awards under the plan remain outstanding, no additional shares may be granted under the 2003 Omnibus Plan.

In 2014, the shareholders approved the 2013 Omnibus Plan, which replaced the 2003 Omnibus Plan and became effective for a ten-year term beginning February 1, 2013. At the 2018 Annual Meeting, shareholders approved an amended and restated 2013 Omnibus Plan to allow additional stock-based awards. The 2013 Omnibus Plan authorizes the issuance of up to 1,556,325 common shares (as adjusted from 691,700 for the November 2016 and June 2018 3-for-2 stock splits).

The 2013 Omnibus Plan was designed to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, which generally denies a corporate-level income tax deduction for annual compensation in excess of $1 million paid to the chief executive officer or any of the four other most highly compensated officers of a public company. As a result of tax reform legislation effective for tax years beginning on January 1, 2018, or later (specifically, the Tax Cuts and Jobs Act of 2017), certain types of compensation, including “performance-based compensation,” which were previously exempt from the limitations, are no longer excluded from the Section 162(m) deduction limit.

The Compensation Committee administers the 2013 Omnibus Plan and may grant the following types of awards:

•	Incentive and nonqualified stock options

•	Stock appreciation rights

•	Restricted stock

•	Performance units and performance shares

•	Other stock-based awards

•	Any combination of the above

Horizon’s long-term incentive program was historically based on the grant of stock options and restricted stock, but in 2014, Horizon began awarding performance-based (not time-based) performance shares as its preferred form of long-term performance-based equity compensation. Long-term equity incentives are granted to encourage and facilitate personal stock ownership by executive officers. Horizon believes this strengthens their personal commitment to Horizon and provides them with a longer-term perspective in their managerial responsibilities. This component of an executive officer’s compensation directly aligns the officer’s interests with those of Horizon’s shareholders. Horizon also recognizes that equity compensation is an important element of a competitive compensation program. The program utilizes vesting periods and/or long-term performance goals to encourage key employees to continue in the employ of Horizon and thereby acts as a retention device for key employees.

With respect to stock ownership, as discussed above, all of the named executive officers must comply with the Ownership Guidelines adopted by the Board of Directors. The Chief Executive Officer must maintain ownership of Horizon common shares having a value equal to at least three times the base salary, and each of the other named executive officers must maintain ownership of common shares having a value equal to at least twice the applicable executive officer’s base salary. For additional details about the Ownership Guidelines, see the “Stock Ownership Guidelines” section above under the “Corporate Governance” heading.

In determining a reasonable level of long-term compensation to be granted executive officers, the Compensation Committee considers data it deems relevant, including the data in the independent reports prepared by FW Cook and other peer data.

The stock options that have been granted to executive officers are service based and vest in equal annual installments over a three- or five-year period. Awards of restricted stock vest on the third anniversary of the date of grant if the executive officer remains employed by Horizon, Horizon Bank, or any of their affiliates.

The performance shares or units that are awarded become earned and vested based on the achievement of certain performance goals during a performance period as established by the Compensation Committee at the time of each grant (generally three years). The performance goals are based on a comparison of Horizon’s average performance over the performance period for the return on common equity, compounded annual growth rate of total assets, and return on average assets, all relative to the average performance for publicly traded banks with total assets between $1 billion and $5 billion on the SNL Bank Index for the same measures. Each of the three performance goals is weighted roughly equally (34% for return on common equity; 33% for compounded annual growth rate of total assets; and 33% for return on average assets). The payout received by the recipient is determined by whether Horizon achieves the performance goal at a threshold level (50th to 74th percentile relative to the comparative SNL group), a target level (75th to 84th percentile relative to the comparative SNL group), or a maximum level (greater than 84th percentile relative to the comparative SNL group). A performance share award recipient can receive 50% of the award if Horizon achieves the threshold, 100% of the award if Horizon achieves the target, and 125% of the award if Horizon achieves the maximum.

Qualified Retirement Plans

Horizon maintains two tax-qualified retirement plans, an Employee Stock Ownership Plan (“ESOP”) and an Employees’ Thrift Plan (“Thrift Plan”). Nearly all Horizon employees are eligible to participate in the ESOP. Horizon’s Board of Directors, in its discretion, determines Horizon’s contributions to the ESOP. The contributions may be made in the form of cash or common shares. Shares are allocated among participants each December 31 on the basis of each participant’s eligible compensation to total eligible compensation (a maximum of $285,000 per participant). Dividends on shares held by the plan, at the discretion of each participant, are either distributed to the participant or retained in the plan for the purchase of additional shares.

The Thrift Plan is a 401(k) plan in which all employees with the requisite hours of service are eligible to participate. The Thrift Plan permits voluntary employee contributions, and Horizon may make discretionary matching and profit sharing contributions. Each eligible employee is vested according to a schedule based upon years of service. Voluntary employee contributions are vested at all times, and Horizon’s discretionary contributions vest over a six-year period. Participants are eligible to receive matching contributions once they have attained age 21 and completed one year of service. Horizon, at its discretion, provides for matching contributions as follows: 100% for the first 2% of a participant’s deferral contribution and 50% for each additional percentage deferred up to a total deferral of 6% (a maximum of 4% matching contribution).

Post-Termination Compensation and Benefits

Upon termination of either Mr. Dwight or Mr. Neff from employment in certain situations not related to a change in control of Horizon, Mr. Dwight and Mr. Neff (but no other named executive officers) will be entitled to certain post-termination compensation and benefits, as provided in their respective employment agreements. Specifically, if Horizon terminates them without “cause” or either executive resigns for “good reason,” then the terminated executive is entitled to additional compensation and benefits, as more fully described below in “Potential Payments Upon Termination or Change in Control.”

Effective January 1, 2020, all named executive officers (including Mr. Dwight and Mr. Neff) entered into new or amended Change in Control Agreements with Horizon Bank. Pursuant to the Change in Control Agreements, the named executive officers become entitled to post-termination compensation and benefits, as discussed in more detail below in “Potential Payments Upon Termination or Change in Control.”

The Board of Directors proposed these new employment and change in control agreements to advance Horizon’s commitment to use only double trigger mechanisms for change-in-control compensation. As a result of the new or amended Change in Control Agreements, and the amended and restated employment agreements for Mr. Dwight and Mr. Neff, also effective January 1, 2020, Horizon no longer has any single-trigger or modified single-trigger change in control compensation obligations.

Horizon believes its post-termination compensation and benefits arrangements are necessary in order to attract and retain experienced and talented executive officers in Horizon’s industry, are comparable to arrangements offered by its industry peers, and are consistent with Horizon’s philosophy and compensation objectives.

The Horizon Bancorp Supplemental Executive Retirement Plan (“Frozen SERP”), a nonqualified deferred compensation plan, was originally effective January 1, 1993, and was frozen effective December 31, 2004. The Frozen SERP provides certain management or highly compensated employees of Horizon and its affiliates with supplemental retirement benefits to help recompense those employees for benefits reduced under the Thrift Plan due to benefit limits imposed by the Code and to permit the deferral of additional compensation. The Frozen SERP is designed and administered to comply with Title I of the Employee Retirement Income Security Act of 1974 and to be exempt from the requirements of Internal Revenue Code Section 409A. The Frozen SERP is administered by the Compensation Committee. Prior to January 1, 2005, a participant in the Frozen SERP could elect each year to defer a percentage of the participant’s total cash compensation. Each year, the Compensation Committee, in its discretion, could elect to have Horizon match the amounts deferred by each participant under the Frozen SERP up to a maximum match of $25,000. The Compensation Committee could also make supplemental contributions in any amount determined by the Compensation Committee in its discretion.

Interest is credited on a participant’s deferred account balance in the Frozen SERP at the five-year U.S. Treasury Bond rate published in The Wall Street Journal and in effect as of the first business day of each calendar month, plus 200 basis points, but not to exceed 120% of the Applicable Federal Long-Term Rate for monthly compounding. Amounts deferred by participants vest immediately. The Compensation Committee can require forfeiture of matching and supplemental contributions if the participant has not completed the number of years of service specified by the Compensation Committee, except when the participant dies while still employed, is determined to be disabled or retires after reaching age sixty-five. Participants or their designated beneficiaries will begin to receive payments under the Frozen SERP within thirty days after the participant’s separation from service. Participants may elect lump sum or installment payments, or a combination of the two, subject to the provisions of the Frozen SERP.

The Frozen SERP was amended effective January 1, 2010, to permit a participant’s account assets to be invested in Horizon common shares, and amended effective December 19, 2017, to allow distributions under the Frozen SERP to be made in cash, Horizon common shares, or a combination of both. Participants in the Frozen SERP may change their investment election option once a year.

No additional amounts, except earnings, accrued to the named executive officers under the Frozen SERP for 2019.

Horizon adopted the Horizon Bancorp 2005 Supplemental Executive Retirement Plan (“2005 SERP”) to replace the Frozen SERP effective January 1, 2005. As with its predecessor, the 2005 SERP provides certain management or highly compensated employees of Horizon and its affiliates with supplemental retirement benefits to help recompense those employees for benefits reduced under the Thrift Plan due to benefit limits imposed by the Code and to permit the deferral of additional compensation. The 2005 SERP is also designed and administered to comply with Title I of the Employee Retirement Income Security Act of 1974 and Code Section 409A, and the 2005 SERP is administered by the Compensation Committee. A participant in the 2005 SERP may elect to defer a percentage of the participant’s total cash compensation each year. The 2005 SERP maximum deferral percentage is limited to 25%.

Each year, the Compensation Committee, in its discretion, may elect to have Horizon match the amounts deferred by each participant under the 2005 SERP up to a maximum match of $25,000 for years prior to 2017 and $35,000 for 2017 and beyond. The Compensation Committee may change the match limit prior to the beginning of any year. The Compensation Committee may also make supplemental contributions in any amount it determines in its discretion.

Interest is credited on a participant’s deferred account balance in the 2005 SERP at the five-year U.S. Treasury Bond rate published in The Wall Street Journal and in effect as of the first business day of each calendar month, plus 200 basis points, but not to exceed 120% of the Applicable Federal Long-Term Rate for monthly compounding. Amounts deferred by participants vest immediately. The Compensation Committee may require forfeiture of matching and supplemental contributions if the participant has not completed the number of years of service specified by the Compensation Committee, except when the participant dies while still employed, is determined to be disabled or retires after reaching age sixty-five. Participants may specify the date or event upon which they or their designated beneficiaries will begin to receive payment under the 2005 SERP and may elect lump sum or installment payments, or a combination of the two, subject to the provisions of the 2005 SERP.

In December 2009, the Board of Directors approved a second SERP investment alternative in the form of Horizon common shares. In December 2017, the 2005 SERP was amended to confirm that distributions can be made in cash, Horizon common shares, or a combination of both.

Participants in the 2005 SERP may change their investment election option once a year.

Horizon’s contributions allocated to the named executive officers under the 2005 SERP are included in the All Other Compensation column of the Summary Compensation Table appearing below.

Perquisites and Other Personal Benefits

Horizon provides minimal perquisites and other personal benefits to its executive officers. Mr. Dwight is provided with country club membership. The cost of the membership is less than $10,000.

Pay Ratio Disclosure

Horizon has determined the relationship of the annual total compensation of our employees and the annual total compensation of Craig M. Dwight, Horizon’s Chair of the Board and Chief Executive Officer. For 2020, our last completed fiscal year, (i) the median of the annual total compensation of all employees (other than Mr. Dwight) was $45,112.84; and (ii) the annual total compensation of Mr. Dwight, as reported in the Summary Compensation Table, included elsewhere in this Proxy Statement, was $1,281,359.

Based on this information, for 2020, the ratio of the annual total compensation of Mr. Dwight to the median of the annual total compensation of all employees was 28.4 to 1, or, in other words, Mr. Dwight’s annual total compensation was 28.4 times that of the median of the annual total compensation of all employees.

To identify the “median employee” of Horizon this year (and as we have done each year in the past), we identified all full-time and part-time employees of Horizon as of December 31, 2020, excluding Mr. Dwight, leased employees or independent contractors. We then used the employees’ base salary (or wages and overtime for non-salaried employees) plus bonus, on a non-annualized basis for those employed for less than all of 2020, in order to determine annual cash compensation on a consistent basis, and then we ranked all the employees by compensation amount in order to identify the median employee. We believe the use of total cash compensation for all employees is a reasonable and consistently applied compensation measure because we do not widely distribute annual equity awards to employees and all employees participate in Horizon’s Thrift Plan and ESOP on an equal basis.

Once we identified the median employee, we computed the median employee’s annual total compensation for 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which is the same methodology we use for our named executive officers as set forth in the Summary Compensation Table included in this Proxy Statement.

To determine Mr. Dwight’s annual total compensation, we used the amount reported in the “Total” column of the Summary Compensation Table included in this Proxy Statement.

Other Compensation and Compensation-Related Policies

Clawbacks: Recovery of Incentive Compensation under the Dodd-Frank Act

Under the Dodd-Frank Act, companies listed on a national securities exchange must adopt a policy providing for the recovery of incentive-based compensation in the event of an accounting restatement based on erroneous data. Under such a policy, compensation would be recovered, or “clawed back,” from any current or former executive officer of the company who received the incentive-based compensation during the three years preceding the date on which the company is required to prepare the restatement. The amount to be recovered would be the excess of the amount that would have been paid to the executive officer under the restatement. Horizon Bank adopted a “claw back” policy in 2009, which covers each exempt employee with the title of Vice President or above or who is a commission-based employee. This policy will be revised as necessary and appropriate in the future to conform to any additional SEC or NASDAQ requirements for such policies.

Anti-Hedging and Anti-Pledging

Horizon’s insider trading policy has historically identified many prohibited transactions for its directors, officers, employees, family members, and controlled entities, including hedging and monetization transactions and pledging Horizon’s common shares, for which transactions special pre-clearance with a compliance officer was required. In December 2017, the Board of Directors adopted an even more aggressive stance with respect to these transactions, believing that hedging and pledging transactions could have the effect of diluting the risks and rewards of stock ownership in Horizon and could cause a director or executive officer to have different objectives from Horizon’s other shareholders.

First, the Board of Directors adopted a stand-alone anti-hedging policy (separate from the insider trading policy) that applies to all directors, executive officers, their family members and controlled entities, prohibiting them from purchasing financial instruments or engaging in activities that could reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of any Horizon securities. There are no exceptions.

Also, the Board of Directors adopted a stand-alone anti-pledging policy (separate from the insider trading policy) that applies to the same group as the anti-hedging policy. All pledging, hypothecating or encumbering of Horizon securities as collateral for any indebtedness is prohibited, including pledging securities as collateral for margin accounts. However, the Corporate Governance and Nominating Committee of the Board of Directors may grant prior approval for a pledge of securities in limited circumstances for loans with a clear purpose for use of the proceeds and a well-defined and identifiable source of repayment. Horizon’s directors and executive officers have not requested any pledging of Horizon securities at this time.

Stock Ownership

As previously discussed, all of the named executive officers must comply with the Ownership Guidelines for stock ownership adopted by the Board of Directors. For additional details about the Ownership Guidelines, see the “Stock Ownership Guidelines” section above under the “Corporate Governance” heading.

Section 162(m)

In general, under Section 162(m) of the Internal Revenue Code, as modified by The Tax Cuts and Jobs Act passed in December, 2017, public companies are subject to a $1 million deductibility limit on compensation paid to certain executive officers, including their performance-based compensation which was excluded before tax reform. Awards that were made and subject to binding written contracts in effect on November 2, 2017 are “grandfathered” under prior law and can still qualify as deductible performance-based compensation even if paid in future years.

Horizon will continue to analyze the effects of Section 162(m) on its compensation programs, and will continue to monitor the regulations and any additional guidance that may be issued by the IRS. In this regard, while the Board and Compensation Committee are mindful of the benefits of the full deductibility of our executive officer’s compensation, the Board and/or Compensation Committee may, in their judgment, authorize compensation payments that are not fully tax deductible to the extent they exceed $1 million, if such payments are appropriate to attract and retain executive talent or to meet other business objectives, in the best interests of Horizon and its shareholders.

EXECUTIVE COMPENSATION TABLES

The following tables provide information on the 2020 compensation for Horizon’s Chief Executive Officer, Chief Financial Officer, and the other three most highly compensated executive officers of Horizon and Horizon Bank. These five individuals are referred to as the “named executive officers.”

Summary Compensation Table for 2020

The table below provides information with respect to the total compensation earned by or paid to the named executive officers for 2020.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)		Total ($)
Craig M. Dwight	2020	585,000	N/A	260,000	-	365,625	70,734	(6)	1,281,359
Chief Executive Officer	2019	558,900	N/A	200,000	50,000	363,285	66,071		1,238,256
	2018	540,000	N/A	200,000	50,000	310,500	62,995		1,163,495

Mark E. Secor	2020	303,021	N/A	121,208	-	121,208	58,100	(7)	603,537
Chief Financial Officer	2019	291,366	N/A	81,582	20,396	123,831	56,240		573,415
	2018	282,880	N/A	56,576	14,144	106,080	55,495		515,175

James. D. Neff	2020	401,709	N/A	160,684	-	160,684	61,427	(S)	784,504
President	2019	388,125	N/A	108,675	27,169	184,359	58,913		767,241
	2018	375,000	N/A	105,000	26,250	159,375	56,530		722,155

Kathie A. DeRuiter	2020	270,400	N/A	108,160	-	81,120	56,720	(9)	516,400
Executive Vice President	2019	260,000	N/A	62,400	15,600	104,000	50,454		492,454
	2018	250,000	N/A	50,000	12,500	93,750	44,905		451,155

Dennis .J. Kuhn	2020	267,800	N/A	107,120	-	53,560	55,957	(10)	484,437
Executive Vice President	2019	257,500	N/A	61,800	15,450	83,688	53,258		471,696
	2018	250,000	N/A	50,000	12,500	68,750	48,432		429,682

1.	Includes salary amounts paid and salary amounts deferred by the individual named pursuant to Horizon’s Thrift Plan and the 2005 Supplemental Executive Retirement Plan (“SERP”).
2.

Messrs. Dwight, Secor, Neff and Kuhn and Ms. DeRuiter are eligible to receive annual bonuses under the Executive Officer Bonus Plan, and if such bonuses are received for a given year, the SEC rules provide that they are to be reported in the Non-Equity Incentive Plan Compensation column of this table.

3.

The amounts in this column reflect the aggregate grant date fair value of option awards during the last three fiscal years in accordance with FASB ASC Topic 718. For a discussion of the assumptions used in the calculation of the option awards reported in this column, please see Note 24 of the Notes to Consolidated Financial Statements in Horizon’s 2020 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

4.

Messrs. Dwight, Secor, Neff and Kuhn and Ms. DeRuiter received payments under Horizon’s Executive Officer Bonus Plan. (For more information about the Bonus Plan see the discussion above in the Compensation Discussion and Analysis.)

5.	The individuals named in the table also received certain perquisites, but the incremental costs of providing the perquisites did not exceed the $10,000 disclosure threshold.
6.

Includes Horizon’s contribution of $3,454 under Horizon’s Employee Stock Ownership Plan and its matching contributions of $11,400 under the Thrift Plan, $35,000 under the SERP and $20,880 in dividends on performance and restricted stock.

7.

Includes Horizon’s contribution of $3,454 under Horizon’s Employee Stock Ownership Plan and its matching contributions of $11,400 under the Thrift Plan, $35,000 under the SERP and $8,246 in dividends on performance and restricted stock.

8.

Includes Horizon’s contribution of $3,454 under Horizon’s Employee Stock Ownership Plan and its matching contributions of $11,400 under the Thrift Plan, $35,000 under the SERP and $11,573 in dividends on performance and restricted stock.

9.

Includes Horizon’s contribution of $3,454 under Horizon’s Employee Stock Ownership Plan and its matching contributions of $11,232 under the Thrift Plan, $35,000 under the SERP and $7,034 in dividends on performance and restricted stock.

10.

Includes Horizon’s contribution of $3,454 under Horizon’s Employee Stock Ownership Plan and its matching contributions of $10,545 under the Thrift Plan, $35,000 under the SERP and $6,958 in dividends on performance and restricted stock.

During 2020, both Mr. Dwight and Mr. Neff had written employment agreements with Horizon providing for them to receive, among other things, base salary, to participate in all other incentive compensation and benefit programs offered to executive officers of Horizon and Horizon Bank, and to receive additional post-termination compensation upon termination or a change in control. No amounts are included in the Summary Compensation Table that reflect amounts paid or accrued to Mr. Dwight or Mr. Neff pursuant to these employment agreements as a result of any termination or change in control.

For a more detailed discussion of the employment agreements, both of which were amended and restated effective as of January 1, 2020, see “Potential Payments Upon Termination or Change in Control” below.

Grants of Plan-Based Awards

The following table presents additional information about non-equity incentive awards and long-term equity incentive awards granted to our named executive officers during 2020.

	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)
	Threshold ($)			Target ($)			Maximum ($)
Name	Short Term Goals	Long Term Goals	Total	Short Term Goals	Long Term Goals	Total	Short Term Goals	Long Term Goals	Total
Craig M. Dwight	$43,875	$43,875	$87,750	$175,500	$175,500	$351,000	$234,000	$234,000	$468,000
Mark E. Secor	15,151	15,151	30,302	60,604	60,604	121,208	90,906	90,906	181,812
James D. Neff	20,085	20,085	40,170	80,342	80,342	160,684	120,513	120,513	241,026
Kathie A. DeRuiter	6,760	6,760	13,520	40,560	40,560	81,120	74,360	74,360	148,720
Dennis J. Kuhn	6,695	6,695	13,390	40,170	40,170	80,340	73,645	73,645	147,290

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Award (2)			All Other Option Awards: Number of Securities Underlying Option (#)(3)	Exercise or Base Price of Options Awards ($/sh)	Grant Date Fair Value of StocK and Options Awards ($)(4)
		Threshold 50% Payout (#)	Target 100% Payout (#)	Maximum 125% Payout (#)
Craig M. Dwight	March 17, 2020	9,933	19,866	24,833			$207,997
	March 17, 2020		4,967		—	$—	52,004
Mark E. Secor	March 17, 2020	4,631	9,261	11,576			96,963
	March 17, 2020		2,315		—	—	24,238
James D. Neff	March 17, 2020	6,139	12,277	15,346			128,540
	March 17, 2020		3,069		—	—	32,132
Kathie A. DeRuiter	March 17, 2020	4,132	8,264	10,330			86,524
	March 17, 2020		2,066		—	—	21,631
Dennis J. Kuhn	March 17, 2020	4,092	8,184	10,230			85,686
	March 17, 2020		2,046		—	—	21,422

[1]

The amounts represent the threshold, target and maximum annual incentive award estimated payouts for the January 1, 2020 – December 31, 2020 performance period. The actual 2020 payout is reported in the 2020 Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

[2]

The amounts represent the threshold, target, and maximum share payouts under performance share awards for the January 1, 2020 – December 31, 2022 performance period. The performance share awards are designed to reward the achievement over a three-year performance period of certain performance goals, as described in the Compensation Discussion and Analysis above, under the caption “Long-Term Performance-Based Equity and/or Cash Incentive Program.” The target amount shown represents a 100% payout of the number of shares awarded when the target performance levels are achieved. The amounts shown only at the Target level (without threshold or maximum levels) relate to restricted stock awards that vest on the third anniversary of the date of grant, provided that the employee continues to be employed and in good standing.

[3]	The amounts in this column represent options awarded under the 2013 Omnibus Plan during 2020.
[4]	The grant date fair value of stock and option awards has been computed in accordance with FASB ASC Topic 718.

The non-equity incentive awards were made to the named executive officers under the Executive Officer Bonus Plan. The long-term equity incentive awards were made under the 2013 Omnibus Plan and are described in more detail in the Compensation Discussion and Analysis above. The restricted shares that have been granted in 2020 to executive officers are service based and become earned and vested at the end of a three-year period.

The performance shares that were awarded in 2020 become earned and vested based on the achievement of certain performance goals during a three-year performance period from January 1, 2020 to December 31, 2022, established by the Compensation Committee at the time of the grant. The performance goals are based on a comparison of Horizon’s average performance over the performance period for the return on common equity, compounded annual growth rate of total assets, and return on average assets, all relative to the average performance for publicly traded banks with total assets between $1 billion and $5 billion on the SNL Bank Index for the same measures. Only banks that have reported year-end results by March 1st will be considered for comparison purposes. Each of the three performance goals is weighted roughly equally (34% for return on common equity; 33% for compounded annual growth rate of total assets; and 33% for return on average assets). The payout received by the recipient is determined by whether Horizon achieves the performance goal at a threshold level (50th to 74th percentile relative to the comparative SNL group), a target level (75th to 84th percentile relative to the comparative SNL group), or a maximum level (greater than 84th percentile relative to the comparative SNL group). A performance share award recipient can receive 50% of the award if Horizon achieves the threshold, 100% of the award if Horizon achieves the target, and 125% of the award if Horizon achieves the maximum.

The Compensation Committee has the discretion to make adjustments to the calculations when it deems it warranted due to non-core, non-recurring events and charges, such as those associated with acquisitions and acquisition-related accounting adjustments. In 2020, the Compensation Committee adjusted earnings for acquisition-related costs.

Unless the Compensation Committee determines otherwise, the executive officers are entitled to receive all cash dividends which would have been paid with respect to the performance shares as if they had been actual shares.

Outstanding Equity Awards at Fiscal Year-End for 2020

The following table presents information on stock options, restricted stock, and performance shares held by the named executive officers on December 31, 2020.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan: Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Craig M. Dwight	10,291	—	N/A	10.38	March 15, 2026	46,726	$741,074	N/A	N/A
	10,330	—	N/A	16.76	March 21, 2027			N/A	N/A
	5,753	2,876	N/A	20.11	March 20, 2028			N/A	N/A
	3,754	7,507	N/A	16.74	March 19, 2029			N/A	N/A
Mark E. Secor	6,389	—	N/A	10.38	March 15, 2026	19,261	305,479	N/A	N/A
	2,809	—	N/A	16.76	March 21, 2027			N/A	N/A
	1,627	813	N/A	20.11	March 20, 2028			N/A	N/A
	1,531	3,062	N/A	16.74	March 19, 2029			N/A	N/A
James D. Neff	4,627	—	N/A	10.38	March 15, 2026	27,058	429,140	N/A	N/A
	3,076	—	N/A	16.76	March 21, 2027			N/A	N/A
	3,020	1,510	N/A	20.11	March 20, 2028			N/A	N/A
	2,040	4,079	N/A	16.74	March 19, 2029			N/A	N/A
Kathie A. DeRuiter	4,416	—	N/A	8.99	June 18, 2023	16,542	262,356	N/A	N/A
	3,894	—	N/A	9.87	March 18, 2024			N/A	N/A
	5,356	—	N/A	10.59	March 17, 2025			N/A	N/A
	10,347	—	N/A	10.38	March 15, 2026			N/A	N/A
	2,407	—	N/A	16.76	March 21, 2027			N/A	N/A
	1,438	719	N/A	20.11	March 20, 2028			N/A	N/A
	1,171	2,342	N/A	16.74	March 19, 2029			N/A	N/A
Dennis J. Kuhn	5,454	—	N/A	8.99	June 18, 2023	16,406	260,199	N/A	N/A
	4,807	—	N/A	9.87	March 18, 2024			N/A	N/A
	5,599	—	N/A	10.59	March 17, 2025			N/A	N/A
	10,179	—	N/A	10.38	March 15, 2026			N/A	N/A
	2,239	—	N/A	16.76	March 21, 2027			N/A	N/A
	1,438	719	N/A	20.11	March 20, 2028			N/A	N/A
	1,160	2,319	N/A	16.74	March 19, 2029			N/A	N/A

1.	All options have a ten-year life with pro-rata vesting over a three- or five-year period from the grant date.
2.	The shares represented could not be acquired by the named executive officers as of December 31, 2020.
3.	Consists of awards of performance and restricted shares.

Option Exercises and Stock Vested for 2020

The following table presents information on the exercise by named executive officers of stock options during 2020 and the shares of restricted stock and performance share awards held by named executive officers that vested during 2020. At December 31, 2020, performance share awards were not yet determinable for the performance period ended December 31, 2020. A detailed description of how performance shares are earned and vested appears above in the Compensation Discussion and Analysis.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Craig M. Dwight	—	$—	15,392	$161,154
Mark E. Secor	—	—	4,187	43,838
James D. Neff	—	—	4,583	47,984
Kathie A. DeRuiter	—	—	3,587	37,556
Dennis J. Kuhn	8,625	98,498	3,337	34,938

1 Amounts reflecting value realized upon exercise of options are based on the difference between the closing price for a share on the date of exercise and the exercise price for a share.

Nonqualified Deferred Compensation for 2020

The following table presents information on compensation deferred by and matching contributions for each of the named executive officers under either or both the Frozen SERP and 2005 SERP, which plans are discussed above in the Compensation Discussion and Analysis.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Craig M. Dwight	$70,000	$35,000	$37,531	$—	$2,287,554
Mark E. Secor	72,565	35,000	(4,238)	—	968,871
James D. Neff	105,492	35,000	(203,703)	—	1,737,637
Kathie A. DeRuiter	93,600	35,000	(41,096)	—	740,121
Dennis J. Kuhn	87,872	35,000	(42,794)	—	637,951

1 Executive contributions are included in the “Salary” column of the Summary Compensation Table and Registrant Contributions are included in the “All Other Compensation” column of the Summary Compensation Table.

Potential Payments Upon Termination or Change in Control

Horizon and Horizon Bank have agreements with the named executive officers and plans in which the named executive officers participate that provide for benefits upon the resignation, severance, retirement or other termination of the named executive officers.

Employment Agreements

Mr. Dwight and Mr. Neff have been employed by Horizon under written employment agreements since 2006 and 2011, respectively. On December 31, 2019, Horizon and Horizon Bank entered into amended and restated employment agreements with both Mr. Dwight and Mr. Neff, with each agreement becoming effective on January 1, 2020 (the “Employment Agreements”).

The table below includes a brief description of the key operative provisions of the Employment Agreements relating to potential payments upon termination of employment. The comparable termination provisions under the prior employment agreements in effect during 2019 provided for essentially the same severance benefits as provided in the Employment Agreements presently in effect with the following differences. Under the prior employment agreement, Mr. Dwight’s entitlement to cash reimbursement equivalent to the cost of continued participation in group health and life insurance programs was unlimited but is now limited to 110% of the cost. Also, Mr. Dwight will no longer be entitled to reimbursement of the expense of job placement services.

Neither of the Employment Agreements provides for any payments to Mr. Dwight or Mr. Neff upon a change in control, because any payments or benefits payable to them upon a change in control are addressed in new Change in Control Agreements for Mr. Dwight and Mr. Neff, as more fully described below in “Change in Control Agreements.”

The table below also notes circumstances in which the rights and benefits of Mr. Dwight and Mr. Neff may differ.

Key Terms and Conditions	Description
Term

•   Three-year term begins January 1, 2020

Dwight/Neff Differences

•   Dwight term ends January 1, 2023

•   Neff term is a rolling 3-year term that will be extended annually for another year unless Horizon delivers notice to Neff that it will not be extended

•   On January 1, 2025, Neff becomes an employee-at-will, and either Horizon or Neff can terminate the relationship for any reason, or no reason, and without notice

Salary & Benefits

•   Entitled to a base salary to be reviewed and potentially increased annually (but not decreased) by the Compensation Committee of the Board of Directors

•   Entitled to participate in all incentive compensation and benefit programs generally available to executive officers

Termination Provisions

•   Horizon can terminate the executive for “Cause,” which includes any of the following actions by the executive:

o   Intentional acts of fraud, embezzlement, dishonesty

o   Intentional damage causing material harm to Horizon

o   Material breach of the employment agreement or the Change in Control Agreement

o   Gross negligence or insubordination

o   Violation of certain banking laws resulting in the loss of right to work for a depository institution

•   Both Dwight and Neff have the right to terminate the employment relationship for “Good Reason,” which includes, among other reasons, the following:

o   Office move more than 30 miles from home

o   Reductions of 10% or more in salary or total compensation, including benefit plan rights (unless institution-wide reductions and proportionate to other executive officers)

o   Assignment of materially different duties, reduced responsibilities, or removal from current position or title

Key Terms and Conditions	Description

•   Both Dwight and Neff are required to provide a 60-day written notice before terminating the relationship without “Good Reason”

•   Horizon can terminate the executive and the agreement for reasons related to the federal and state banking regulations, including situations in which the executive might be prohibited from engaging in banking under the Federal Deposit Insurance Act, or the Bank is found in default or in financial trouble under the Federal Deposit Insurance Act

Special Compensation Rights Upon Certain Terminations

•   In the event Horizon terminates the executive without “Cause” or the executive resigns for “Good Reason,” the executive is entitled to the following payments:

o   Base salary through date of termination

o   An amount equal to the then-current annual base salary (Dwight receives this amount multiplied by two)

o   Dwight: An amount equal to cash bonuses for the prior two calendar years

Neff: An amount equal to the average of cash bonuses for the prior two calendar years

o   Continued participation in group health and life insurance programs for a year (Dwight receives two years), or cash reimbursement in equivalent amount (subject to a ceiling of 110% of Horizon’s standard cost for providing the benefits)

o   Vested and accrued incentive and benefit plan compensation and matching contributions

•   In the event Horizon terminates the executive with “Cause” or the executive resigns without “Good Reason,” or the executive dies or is disabled, the executive is entitled to the following payments:

o   Base salary through date of termination

o   Vested and accrued incentive and benefit plan compensation and matching contributions

Limitations on Payments

•   All payments to the executives are subject to FDIC restrictions on golden parachutes and indemnification, as well as subject to Internal Revenue Code Section 409A requirements and the deductibility limits of Internal Revenue Code Section 280G

Conditions to Payments	• Executives must sign a release of claims in favor of Horizon within 60 days following termination. The release must remain unrevoked during all revocation right periods.

If Mr. Dwight’s or Mr. Neff’s employment had been terminated by Horizon without cause, or by the executive with good reason as of December 31, 2020, each would have been entitled to a severance amount and other benefits under his employment agreement in the following amounts: Mr. Dwight $1,918,000 and Mr. Neff $593,000.

If Mr. Dwight’s or Mr. Neff’s employment had been terminated by Horizon with cause, by the executive without good reason or due to the executive’s death or disability, each executive, or his estate in the event of death, would have been entitled to base salary through the date of termination and to the payment of vested or accrued amounts under incentive compensation and employee benefits plans and life insurance proceeds. Neither Mr. Dwight nor Mr. Neff was entitled to any benefits other than pursuant to life insurance policies as of December 31, 2020. Therefore, if Mr. Dwight’s or Mr. Neff’s employment had terminated on December 31, 2020, the only amounts payable would have been life insurance and salary continuation proceeds in the amount of $800,000 for Mr. Dwight and $800,000 for Mr. Neff, or to each of their estates. These amounts exclude stock options and other equity plan awards that vest upon a change in control (and, in the case of stock options and time-based restricted stock, upon retirement, disability or death), which are discussed below in “Other Benefits Upon Termination or Change in Control.”

Change in Control Agreements

On December 31, 2019, Horizon Bank entered into new or amended Change in Control Agreements with each of its named executive officers, including Mr. Dwight and Mr. Neff, with each agreement effective on January 1, 2020 (the “Change in Control Agreements”). Prior to that time, all of the named executive officers were entitled to change in control severance benefits under either existing employment agreements or existing change in control agreements.

The table below includes a brief description of the key operative provisions of the Change in Control Agreements relating to potential payments upon termination of employment. The table below also notes circumstances in which the rights and benefits of each of the respective named executive officers may differ.

Key Terms and Conditions	Description	Application to Executives
Term	• Begins January 1, 2020 • Terminates immediately upon executive’s termination for any reason before a change in control • Upon a change in control, the term is fixed at 1 year	• Same for all

Effect of a Change in Control

•   If a change in control occurs, and if executive experiences a “Qualifying Termination” during the 6 months before or the year after a change in control, then executive is entitled to certain severance benefits (provided all other conditions are met)

• Same general right for all (see Severance Benefits below for specific severance benefit differences)

Two Types of “Qualifying Termination”

•   Bank terminates executive for any reason except for “cause”; Cause generally means breach and wrongdoing by executive, in which case executive does not receive severance benefits

•   Executive resigns for “good reason”; Good reason generally means that the executive’s quality of work life and/or compensation has been impaired by required relocations or reductions in position, responsibility, benefits, and salary

• Same for all

Additional Conditions to Receipt of the Severance Benefits

•   Executive must sign and deliver a release

•   Executive must be and remain in compliance with restrictive covenants relating to non-disclosure of confidential information, return of property, non-solicitation of certain of Bank’s customers and employees, and non-competition with Bank in certain areas

• Same general condition for all (variations exist among executives with respect to duration of restrictive covenants based on executive’s position and responsibilities)

Key Terms and Conditions	Description	Application to Executives

Double Trigger Change in Control Severance Benefits (Change in control is first trigger; Qualifying Termination is second trigger)	• Normal payroll. Base salary earned through the date of termination	• Same for all
	• Base salary multiple. A lump sum amount equal to the executive’s then-current base salary multiplied by the executive’s individual multiple	• Multiples o Dwight 2.99 o Neff 2.99 o Secor 2.00 o DeRuiter 2.00 o Kuhn 2.0
	• Cash bonus multiple. An amount equal to the average of executive’s total cash bonuses in the 2 years preceding termination multiplied by the executive’s individual multiple	• Multiples o Dwight 2.99 o Neff 2.00 o Secor 2.00 o DeRuiter 1.00 o Kuhn 1.00
	• Continued participation in group health and life insurance benefits. Subject to certain conditions, continued coverage for the executive’s individual benefit continuation term	• Benefit continuation term o Dwight 35 months o Neff 24 months o Secor 24 months o DeRuiter 12 months o Kuhn 12 months
	• Vested incentive and benefit plan compensation. All amounts vested or accrued prior to termination under incentive compensation plans in accordance with their terms	• Same for all
	• Partial year bonus. An amount equal to the partial year bonus executive would have earned under an existing bonus plan in the year of a change in control, based on then-current financial results	• Same for all

Successors and Assigns	• Bank will require any successor to assume the Change in Control Agreement	• Same for all

If Horizon had terminated the named executive officer’s employment without Cause or if the named executive officer had terminated his or her employment without Good Reason immediately after a change in control, then as of December 31, 2020, the named executive officers would have been paid the amounts set forth in the table below (applied as if the Change in Control Agreements were then in effect). These amounts exclude stock options and other equity plan awards that vest upon a change in control (and, in the case of stock options and time-based restricted stock, upon retirement, disability or death), which are discussed below in “Other Benefits Upon Termination or Change in Control.”

Named Executive Officer	Salary, Bonus and Other Severance Benefits	Life Insurance and Salary Continuation Proceeds
Craig M. Dwight	$2,894,000	$800,000
James D. Neff	$1,584,000	$800,000
Mark E. Secor	$889,000	$800,000
Kathie A. DeRuiter	$652,000	$770,000
Dennis J. Kuhn	$623,000	$768,000

If any of the named executive officers qualifies as a “key employee” under Internal Revenue Code Section 409A at the time of their separation from service, Horizon may not make certain payments of nonqualified deferred compensation to them earlier than six months following the date of their separation from service (or, if earlier, the date of their death). Each of the named executive officers currently is considered to be a “key employee.”

Other Benefits Upon Termination or Change in Control

A primary reason behind Horizon’s proposed new omnibus equity incentive plan (see Proposal 2 in this Proxy Statement) is to alter the effect of a change in control on future equity incentive awards, in order to adopt double trigger vesting and/or acceleration of awards as the applicable circumstances occur.

Existing awards remain subject to the provisions of the two plans currently in effect, as described in this section.

In the event of a change in control of Horizon, the recipient of stock options, shares of restricted stock, and performance share awards granted to executive officers under the 2003 Omnibus Plan or the 2013 Omnibus Plan (collectively, “Omnibus Plans”) that are then outstanding and that either are not then exercisable or are subject to any restrictions will become immediately exercisable, and all restrictions will be removed, as of the first date that the change in control has been deemed to have occurred. Any performance criteria will be deemed to have been satisfied at the target level specified in the award. In addition, stock options and any time-based restricted stock granted to executive officers will be vested and fully exercisable as of the date of death, disability, or retirement of the executive officer.

The Omnibus Plans provide that a “change in control” will be deemed to have occurred if any of the following conditions or events occurs: (i) any merger, consolidation or similar transaction which involves Horizon and in which persons who are the shareholders of Horizon immediately prior to the transaction own, immediately after the transaction, shares of the surviving or combined entity which possess voting rights equal to or less than 50% of the voting rights of all shareholders of such entity, determined on a fully diluted basis; (ii) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the consolidated assets of Horizon; (iii) any tender, exchange, sale or other disposition (other than disposition of the stock of Horizon or Horizon Bank in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchase (other than purchases by Horizon or any Horizon sponsored employee benefit plan, or purchases by members of the Board of Directors of Horizon or any subsidiary) of shares which represent more than 25% of the voting power of Horizon or Horizon Bank; or (iv) during any period of two consecutive years, individuals who at the dates of the adoption of the Omnibus Plans constitute the Board cease for any reason to constitute at least a majority of the Board, unless the election of each director at the beginning of the period has been approved by directors representing at least a majority of the directors then in office.

The Omnibus Plans provide, however, that a change in control will not be deemed to have occurred (i) as a result of the issuance of stock by Horizon in connection with any public offering of its stock; (ii) with respect to any transaction unless such transaction has been approved or shares have been tendered by a majority of the shareholders who are not persons subject to liability under Section 16(b) of the Securities Exchange Act of 1934; or (iii) due to stock ownership by the Horizon Bancorp Employees’ Stock Ownership Plan Trust, which forms a part of the Horizon Bancorp Employees’ Stock Ownership Plan, the Horizon Bancorp Employee’s Thrift Plan Trust Agreement, which forms a part of the Horizon Bancorp Employee’s Thrift Plan, or any other employee benefit plan.

If a change in control had occurred as of December 31, 2020, the stock options, restricted stock and performance share awards granted to executive officers that were not previously vested would have become fully vested as of that date. The outstanding stock options and performance share awards for the executive officers are discussed in more detail in the discussion of Outstanding Equity Awards at Fiscal Year-End for 2020. The Omnibus Plans are discussed in more detail above in the Compensation Discussion and Analysis.

COMPENSATION OF DIRECTORS

The following table presents information about our compensation of members of the Board of Directors. Information on the compensation received by Mr. Dwight, who is a named executive officer, is included in the Summary Compensation Table above. Mr. Dwight does not receive any additional compensation for service on the Board of Directors.

Director Compensation for 2020

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Susan D. Aaron	$38,266	$29,984	N/A	N/A	$—	$—	$68,250
Eric P. Blackhurst	36,183	29,984	N/A	N/A	—	—	66,167
Lawrence E. Burnell	36,683	29,984	N/A	N/A	—	—	66,667
James B. Dworkin	35,849	29,984	N/A	N/A	—	—	65,833
Daniel F. Hopp	45,016	29,984	N/A	N/A	—	—	75,000
Michele M. Magnuson	37,349	29,984	N/A	N/A	—	—	67,333
Peter L. Pairitz	38,766	29,984	N/A	N/A	—	—	68,750
Steven W. Reed	43,016	29,984	N/A	N/A	—	—	73,000
Julie Scheck Freigang	35,016	29,984	N/A	N/A	—	—	65,000
Spero W. Valavanis	37,016	29,984	N/A	N/A	—	—	67,000

Horizon planned to pay each of its non-employee directors a cash retainer of $35,000 and a retainer in common shares equal in value to $30,000 for their services in 2020. Active employees of Horizon and/or Horizon Bank receive no separate compensation for their services as directors, including Mr. Neff who serves on the Board of Directors of Horizon Bank. Due to the pandemic in 2020, the Directors waived their cash retainers. The Chair of the Compensation Committee receives an additional $5,000, the Chair of the Corporate Governance and Nominating Committee receives an additional $2,000, the Chair of the Enterprise Risk Management and Credit Policy Committee receives an additional $4,000, the Chair of the Audit Committee receives an additional $8,000 and the Chairs of the Asset Liability Committee and Trust Committee receive an additional $2,000. The Lead Director receives an additional fee of $10,000.

Directors do not receive additional compensation for attending meetings of committees of the Board or for special assignments or meetings.

In April 2012, the Board adopted Ownership Guidelines that require each independent director to maintain ownership of common shares having a value equal to at least three times their annual retainer. The Ownership Guidelines are discussed above in the “Stock Ownership Guidelines” section under “Corporate Governance.” All of the members of the Horizon Board of Directors also serve as directors of Horizon Bank, which is an Indiana state bank. All of the directors satisfy the Ownership Guidelines.

Horizon sponsors a Directors’ Deferred Compensation Plan, which allows non-employee directors of Horizon and Horizon Bank to elect to defer the receipt of fees for their services. Earnings on fees deferred under the plan are based on the five-year Treasury rate plus 200 basis points but not to exceed 120% of the Applicable Federal Long-Term Rate for monthly compounding. The deferred fees may be invested in Horizon common shares. Distributions of deferred fees are made to participants or their beneficiaries in a lump sum or annual installments, or in Horizon common shares, upon death or disability of the participants or as designated by participants. Participants have no rights to amounts deferred other than rights as general creditors of Horizon.

REPORT OF THE AUDIT COMMITTEE

This report is being provided to inform shareholders of the Audit Committee’s oversight with respect to Horizon’s financial reporting.

Review with Management and Independent Auditors

The Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2020. In addition, the Audit Committee has discussed with BKD, LLP all communications required by generally accepted auditing standards, including the matters required to be discussed by the Statement of Auditing Standards No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from BKD, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding BKD, LLP’s communications with the Audit Committee concerning independence, and has discussed with BKD, LLP their independence.

Conclusion

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020, to be filed with the Securities and Exchange Commission.

Steven W. Reed, Chair

James B. Dworkin

Lawrence E. Burnell

Julie Scheck Freigang

COMMON SHARE OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Security Ownership of Management

The following table sets forth the number and percent of common shares beneficially owned by the directors, the executive officers named in the Summary Compensation Table, and all directors and executive officers as a group as of January 1, 2021. On that date, 43,880,562 Horizon common shares were issued and outstanding. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Horizon Bancorp, Inc. 515 Franklin Street, Michigan City, Indiana 46360.

Name	Shares Beneficially Owned(1)		Percentage
Directors:
Susan D. Aaron	55,954	(2)	*
Eric P. Blackhurst	12,415	(3)	*
Lawrence E. Burnell	34,861	(4)	*
Craig M. Dwight	470,296	(5)	*
James B. Dworkin	39,755	(6)	*
Julie Scheck Freigang	3,312	(7)
Daniel F. Hopp	68,389	(8)	*
Michele M. Magnuson	39,714	(9)	*
Peter L. Pairitz	218,155	(10)	*
Steven W. Reed	25,509	(11)	*
Spero W. Valavanis	70,741	(12)	*

Named Executive Officers:

Kathie A. DeRuiter	104,843	(13)	*
Dennis J. Kuhn	50,109	(14)	*
James D. Neff	347,812	(15)	*
Mark E. Secor	65,511	(16)	*
All Directors and Executive Officers as a Group (16 Persons):	1,618,042	(17)	3.47%

*Beneficial ownership is less than one percent.

1.

The information shown regarding shares beneficially owned is based upon information furnished to Horizon by the individuals listed. The nature of beneficial ownership, unless otherwise noted, represents sole voting or investment power. Stock options that vested on or before March 1, 2021, are included in the number of shares beneficially owned.

2.	All of the shares are owned directly by Ms. Aaron and held in her revocable living trust.
3.	All of the shares are owned directly by Mr. Blackhurst.
4.	Consists of 9,168 shares owned directly by Mr. Burnell and 25,693 shares held by a trust for which Mr. Burnell is the grantor and serves as trustee.
5.

Consists of 30,128 vested stock options, 17,273 shares owned directly by Mr. Dwight, 223,339 shares owned jointly by Mr. Dwight and his spouse, 153,887 shares held by the ESOP, and 45,669 shares held by the Thrift Plan.

6.	Consists of 3,426 shares owned directly by Mr. Dworkin and 36,329 shares owned jointly by Mr. Dworkin and his spouse.
7.	Consists of 96 shares owned directly by Ms. Freigang and 3,216 shares owned jointly by Ms. Freigang and her spouse.
8.	Consists of 33,066 shares owned directly by Mr. Hopp and 35,323 shares held by a trust for which Mr. Hopp is the grantor and serves as trustee.
9.	Consists of 39,714 shares held by a trust for which Ms. Magnuson is the grantor and serves as trustee.
10.	All of the shares are owned directly by Mr. Pairitz.
11.	All of the shares are owned directly by Mr. Reed.
12.	All of the shares are owned directly by Mr. Valavanis.

13.	Consists of 5,210 shares owned directly by Ms. DeRuiter, 32,436 shares held by the ESOP; 23,261 shares held by the Thrift Plan, 29,029 vested stock options and 14,907 shares held in the 2005 SERP.
14.	Consists of 9,065 shares owned directly by Mr. Kuhn, 4,365 shares held by the ESOP; 3,250 shares held by the Thrift Plan, 30,876 vested stock options and 2,553 shares held in the 2005 SERP.
15.	Consists of 259,864 shares owned directly by Mr. Neff, 11,894 shares held by the ESOP, 18,227 shares held by the Thrift Plan, 12,763 vested stock options and 45,064 shares held in the 2005 SERP.
16.	Consists of 7,486 shares owned directly by Mr. Secor, 9,111 shares held by the ESOP, 17,119 shares held by the Thrift Plan, 12,356 vested stock options and 19,439 shares held in the 2005 SERP.
17.

Includes 115,152 shares covered by stock options and 363,614 shares as to which voting and investment powers are shared by members of the group with their spouses or other family members or held by trusts.

Security Ownership of Certain Beneficial Owners

The following table and accompanying footnotes set forth information concerning the beneficial ownership of Horizon’s common shares by each person or entity known by us to own beneficially more than 5% of our common shares as of December 31, 2020.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Common Shares
BlackRock, Inc.[1] 55 East 52nd Street New York, NY 10055	2,964,727	6.8%
William Nathan Salin Family Irrevocable Trust #1[2] 10587 Coppergate Drive Carmel, IN 46032	3,251,420	7.2%

1 Ownership based on the Schedule 13G/A filed on January 29, 2021.

2 Ownership based solely on the Schedule 13G/A filed on February 14, 2020.

CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS

In accordance with our Corporate Governance and Nominating Committee Charter and NASDAQ requirements, during 2020 the Corporate Governance and Nominating Committee was responsible for reviewing and approving the terms and conditions of all related person transactions. Horizon’s Amended and Restated Articles of Incorporation provided the procedures for the Board to follow in approving or ratifying transactions with Horizon in which a director has a direct or indirect interest. The Articles provide that such transactions will be approved or ratified upon the affirmative vote of a majority of the directors on the Board or a Board committee who do not have a direct or indirect interest in the transaction or by a vote of the shareholders. Horizon’s Code of Ethics for Executive Officers and Directors and the Advisor Code of Conduct for Horizon and Horizon Bank provide the policies and procedures for the review and approval or ratification of conflict of interest transactions. Any situations involving potential conflicts of interest involving an executive officer, director, or member of his or her family, if material, are to be reported and discussed with the Code of Ethics contact person. For executive officers, the contact person is the Chief Executive Officer, or if the executive officer believes it more appropriate, the Chair of the Corporate Governance and Nominating Committee or the Lead Director. For the Chief Executive Officer and directors, the contact person is the Chair of the Corporate Governance and Nominating Committee or the Lead Director.

Directors and executive officers of Horizon and their associates were customers of, and had transactions with, Horizon Bank in the ordinary course of business during 2020. Horizon expects that comparable transactions will occur in the future. These transactions were made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with unrelated third parties. In the opinion of Horizon’s management, these transactions did not involve more than normal risk of collectability or present other unfavorable features. Loans made to directors and executive officers are in compliance with federal banking regulations and are thereby exempt from insider loan prohibitions included in the Sarbanes-Oxley Act of 2002.

PROPOSAL 2

Approval of Horizon Bancorp, Inc. 2021 Omnibus Equity Incentive Plan

Our Board of Directors has approved the Horizon Bancorp, Inc. 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) and is submitting it to our shareholders for approval. The principal features of the 2021 Plan are summarized below. The complete text of the 2021 Plan is attached as Appendix A.

The purposes of the 2021 Plan are to further the growth and financial success of Horizon by (i) aligning the interests of the participants with the interests of Horizon’s shareholders, through the ownership of shares of common stock and through other incentives; (ii) providing participants with an incentive for excellence in individual performance; and (iii) promoting teamwork among participants. The 2021 Plan is also intended to provide flexibility to Horizon in its ability to motivate, attract and retain the services of officers, employees and consultants who make significant contributions to the company’s success and to allow participants to share in the success of Horizon. Outside consultants and non-employee members of our Board of Directors may also receive awards under the 2021 Plan.

A primary reason for adopting the 2021 Plan is to replace the Horizon Bancorp, Inc. Amended and Restated 2013 Omnibus Equity Incentive Plan (the “2013 Plan”), which will expire on February 1, 2023, and which contains certain single trigger change-in-control provisions and certain liberal share recycling provisions that Horizon desires to eliminate. Awards under the 2013 Plan remain outstanding but assuming the shareholders approve the 2021 Plan, no new awards may be granted under the 2013 Plan.

We are reserving 1,787,548 shares of our common stock for future awards under the 2021 Plan, which includes 1,400,000 new shares of common stock plus 387,548 shares of common stock remaining and unused in the 2013 Plan that will be rolled over into the 2021 Plan.

We are asking our shareholders to approve the 2021 Plan, which will become effective immediately upon shareholder approval.

Summary of the 2021 Plan

This summary does not purport to be a complete description of all the provisions of the 2021 Plan and is qualified in its entirety by the terms of the 2021 Plan, a copy of which is included in this Proxy Statement as Appendix A.

Administration

The 2021 Plan will be administered by the Compensation Committee of Horizon’s Board of Directors, or any other committee that the Board designates from time to time (the “Committee”). The Committee must consist of at least three disinterested and independent Board members.

The Committee has the authority, subject to the terms of the 2021 Plan, to take the following actions:

•	Select recipients of awards from among employees, affiliate’s employees, outside consultants and non-employee directors

•	Determine the sizes and types of awards

•	Determine the terms and conditions of awards, including performance goals and vesting

•	Interpret the 2021 Plan, hold meetings and make administrative rules and regulations relating to the 2021 Plan

•	Amend the terms and conditions of outstanding awards and the applicable award agreements

•	Make decisions on behalf of the 2021 Plan that are final and binding

Eligible Participants

The Committee may select participants from among the employees, consultants and non-employee directors of Horizon and its affiliates, which refers to those entities controlling, controlled by or under common control with Horizon, such as Horizon Bank. Consultants include non-employee individuals performing services for Horizon or its affiliates, and may include retired directors or advisory board members.

Shares Subject to 2021 Plan

The maximum number of shares of common stock cumulatively available for issuance under the 2021 Plan will not exceed 1,787,548, consisting of 1,400,000 new shares of common stock plus 387,548 shares of common stock rolled over and unused from the 2013 Plan. In addition, shares subject to the 2021 Plan will include (i) shares of common stock issued under the 2013 Plan that are forfeited, canceled or expire unexercised; and (ii) shares of common stock settled hereunder in cash. Any share of common stock covered by an award that is forfeited or that remains unpurchased or undistributed upon termination or expiration of the award may be made the subject of further awards to the same or other participants.

Following approval and effectiveness of the 2021 Plan, all unused shares of common stock under the 2013 Plan shall be transferred to the 2021 Plan, and no further awards will be made under the 2013 Plan.

The maximum number of shares available under the 2021 Plan is subject to certain customary adjustments described in the 2021 Plan, such as, for instance, stock splits and stock dividends.

Types of Awards

Stock Options

Stock options represent the right to purchase shares of common stock at an exercise price established by the Committee in a written award agreement. Any stock option may be either an incentive stock option (“ISO”) that is intended to qualify as an ISO under the Internal Revenue Code or a non-qualified stock option (“NSO”) that is not intended to be an ISO. ISOs may only be granted under the 2021 Plan until approximately January 2031 (10 years from Board approval), may only be granted to actual employees and are subject to a 300,000-share maximum available for grant for this purpose.

The Committee will determine the per share exercise price of both ISO and NSO options, but the exercise price may not be less than 100% of the fair market value of the shares covered by the option on the date of grant. An ISO or NSO award agreement will prescribe the conditions to vesting, which may be strictly time and service-based or may be performance-based, requiring attainment of performance goals.

Restricted Stock

A restricted stock award means a grant of shares of common stock pursuant to a written award agreement for no consideration or such minimum consideration as may be required by applicable law. The award agreement will prescribe the conditions to vesting, which may be strictly time and service-based or may be performance-based, requiring attainment of performance goals. Unless the Committee provides otherwise in the award agreement, a participant will have voting and dividend rights related to the restricted stock awarded.

Restricted Stock Units

A restricted stock unit (“RSU”) award means a grant denominated in shares of common stock that is similar to a restricted stock award except that no shares of common stock are actually awarded and issued on the date of grant. An RSU award, like all other equity incentive awards, will be evidenced by a written award agreement that will describe any conditions to vesting and/or performance goals to be attained. An RSU is settled upon vesting in actual shares of common stock, although the Committee, in its sole discretion, may settle the RSU in cash, based on a fair market valuation. RSUs do not carry any voting rights.

Stock Appreciation Rights

A stock appreciation right (“SAR”) award is a grant of a right to receive a payment from Horizon in an amount equal to the excess of the fair market value of one share of common stock at the exercise date over the specified price fixed by the Committee when the SAR is granted, which cannot be less than 100% of the fair market value of a share of common stock on the date of grant.

SARs can be awarded under written award agreements as Tandem SARs, Affiliated SARs, or Freestanding SARs. The SAR award agreement will prescribe the conditions to vesting, which may be strictly time and service-based or may be performance-based, requiring attainment of performance goals.

A Tandem SAR is a SAR that is granted in connection with a related option and may be exercised for all or part of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option, at an exercise price equal to the exercise price of the related option.

An Affiliated SAR is a SAR that is granted in connection with a related option and is automatically deemed to be exercised at the same time as the related option is exercised at the same exercise price. The deemed exercise of an Affiliated SAR does not reduce the number of shares of common stock subject to the related stock option, unlike a Tandem SAR.

A Freestanding SAR is a SAR that is granted independently of any stock option. Freestanding SARs are exercisable on the terms and conditions specified by the Committee in the award agreement.

Other Stock-Based Awards

The 2021 Plan also allows for the grant of “other stock based awards,” which generally includes a grant of a right to receive a payment valued in whole or in part by reference to, or otherwise based on, shares of the common stock of Horizon.

Minimum Vesting Requirements

In general, the majority of the awards granted under the 2021 Plan must have a minimum vesting schedule of at least one year. Specifically, at least 95% of the awards granted to employees and consultants will have a minimum vesting schedule of one year, subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the 2021 Plan or the applicable award agreement in the event of: (i) a termination of service for death, disability, or retirement; (ii) certain conditions relating to a change in control; and (iii) with respect to cash-based awards and substitute awards, in connection with a corporate transaction, such as a merger or sale of Horizon.

Effect of Termination of Service

Unless the Committee provides otherwise in an award agreement, terminations of service of a participant will generally have the following effects on outstanding awards:

Termination for Cause. All unexercised stock options and SARS, and all unvested restricted stock awards, RSUs and other stock-based awards, shall automatically expire and be forfeited.

Termination for Disability or Death. Vested stock options and SARs shall remain exercisable until the expiration of the award term. All other awards that vest based on a period of service shall, to the extent not fully vested, become 100% vested. All other awards that vest based on satisfaction of specific performance goals shall become fully vested, with the performance goals deemed to have been met at the target level.

Termination for Retirement. Vested stock options and SARs shall remain exercisable until the earlier of the expiration of the award term or the date which is five years after the participant’s termination of service for retirement. All other awards that vest based on a period of service shall vest in accordance with the original vesting schedule. All other awards that vest based on satisfaction of specific performance goals shall also vest in accordance with the original vesting schedule.

Termination for Reasons other than Cause, Disability, Death or Retirement. Only those stock options and SARs that were immediately exercisable by the participant at the date of termination are exercisable, and then only until expiration of the shorter of the following two periods: (i) the 30 consecutive days starting on and after the termination date; or (ii) the date on which the award expires by its express terms.

No Option Repricing

The Committee does not have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted under the 2021 Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the stock option’s in-the-money value or in exchange for stock options or other awards) or replacement grants, or other means.

Change in Control

Double-Trigger Acceleration

In the event of a change in control of Horizon (as more specifically defined in Section 4.2 of the 2021 Plan), the surviving or successor company may continue to employ participants and may continue or assume the participant’s awards in their original or modified form or may replace some or all of such award with substitute awards. In any such case, the change in control itself will not accelerate the vesting of any awards. However, if within two years after the change in control, the participant experiences an involuntary termination other than for cause, then this second significant event will trigger the following award acceleration. Outstanding stock options and SARs that are not yet fully exercisable shall immediately become exercisable and remain exercisable in accordance with their terms. All other unvested awards, whether service or performance-based, shall immediately become fully vested and non-forfeitable, with performance goals deemed to have been satisfied at the target levels.

Effect of Surviving or Successor Company Failing to Continue, Assume or Replace Awards

In the event of a change in control of Horizon where the surviving or successor company fails to continue, assume or replace the 2021 Plan participants’ awards, then the Committee, in its discretion, may terminate some or all of the awards, in whole or in part, in exchange for fair payments as described in the 2021 Plan or may accelerate the vesting of awards. The Committee has no obligation to do so, however, and also has no obligation to treat all awards similarly.

Amendment and Termination

The Committee may amend the 2021 Plan or any award agreement to conform the 2021 Plan to any present or future laws, including Internal Revenue Code Section 409A, or to avoid an accounting treatment resulting from future pronouncements or interpretations of the SEC or the Financial Accounting Standards Board. The Committee also has the authority to amend or terminate any award agreement, subject to certain limitations relating to violating laws or a participant’s rights. The Board generally has the right to make all other amendments to the 2021 Plan.

Notwithstanding these broad rights granted to the Board and the Committee, we must seek the approval of our shareholders to take any of the following actions: (i) materially increase the benefits accruing to participants under the 2021 Plan; (ii) materially increase the aggregate number of securities which may be issued under the 2021 Plan (except in certain corporate reorganizations or transactions); or (iii) materially modify the requirements for participation in the 2021 Plan.

Clawback Policy

If Horizon is required to prepare an accounting restatement due to material noncompliance as a result of misconduct with any financial reporting requirement under the federal securities laws, any 2021 Plan participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse Horizon the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2021 Plan are subject to any other clawback policy adopted by the Board of Directors from time to time.

Federal Income Tax Consequences.

The following is a brief summary of the U.S. federal income tax provisions currently applicable to the types of awards available for grant under the 2021 Plan. The laws that govern the tax aspects of awards under the 2021 Plan are highly technical and are subject to change. The 2021 Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code. This discussion is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different. Holders of awards under the 2021 Plan should consult with their own tax advisors.

Restricted Stock Awards. Generally, except as noted below for corporate “insiders,” a participant in the 2021 Plan will not incur any federal income tax on the date the participant receives an award of restricted stock, unless a participant who receives a restricted stock award makes a Section 83(b) election with respect to the award. If the participant makes a Section 83(b) election, the participant will recognize ordinary income equal to the fair market value of the restricted shares on the date of grant, and generally will not recognize any additional ordinary income at the time the restrictions with respect to the shares lapse. Unless the participant has made a Section 83(b) election, upon vesting of restricted stock, a participant will generally recognize ordinary income equal to the fair market value of the shares, determined at the time of vesting.

Non-Qualified Stock Options and Stock Appreciation Rights. Except as noted below for corporate “insiders,” with respect to an NSO and a SAR, (i) no income is realized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise or base price paid for the shares and the fair market value of the shares on the date of exercise, and Horizon will generally be entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held, and no deduction will be allowed to Horizon.

Incentive Stock Options. No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the exercise of such option, then (i) upon the sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to Horizon for federal income tax purposes.

Except as noted below for corporate “insiders,” if shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and (ii) Horizon will generally be entitled to deduct such amount for federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by Horizon.

Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment or is exercised prior to all other conditions described above being satisfied, the exercise of the option will generally be taxed as the exercise of a nonqualified stock option.

Restricted Stock Units and Performance-Based Restricted Stock. A participant will generally recognize ordinary income upon payment of RSUs and, except to the extent that a Section 83(b) election was made, payment of performance-based restricted stock, equal to the cash received or the fair market value of the shares of common stock paid under the award determined at the time of payment.

Other Stock- or Cash-Based Awards. The tax effects related to other stock- or cash-based awards under the 2021 Plan are dependent upon the structure of the particular award.

Withholding. At the time a participant is required to recognize ordinary compensation income resulting from an award, as described above, such income will be subject to federal and applicable state and local income tax and applicable tax withholding requirements. Horizon will deduct or withhold, or require the participant to remit to Horizon, an amount sufficient to satisfy the minimum federal, state and local and foreign taxes required by law or regulation to be withheld with respect to any taxable event as a result of the 2021 Plan.

If any award is treated as deferred compensation subject to Internal Revenue Code Section 409A, additional provisions of the 2021 Plan will apply. The Committee reserves the absolute right to unilaterally amend the 2021 Plan or an award agreement to maintain an exemption from, or to comply with, Section 409A.

Certain Rules Applicable to “Insiders.” As a result of the rules under Section 16(b) of the Exchange Act, depending upon the particular exemption from the provisions of Section 16(b) relied upon, “insiders” (as defined in Section 16(b)) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise or settlement of awards. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular award. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular award.

New Plan Benefits

Because benefits under the 2021 Plan will depend on the Committee’s actions and the fair market value of our common stock in the future, it is not possible to determine the benefits that will be received by participants if the 2021 Plan is approved by our shareholders.

Shareholder Approval and Board Recommendation

The proposal to approve the 2021 Plan requires that a majority of the votes cast at the Annual Meeting vote in favor of the proposal. This means that the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal. Abstentions and broker non-votes are not considered votes cast for this purpose, and neither will have an effect on the outcome.

The Board of Directors unanimously recommends that shareholders vote “FOR” the approval of the Horizon Bancorp, Inc. 2021 Omnibus Equity Incentive Plan (Item 2 on the Proxy Card)

PROPOSAL 3

Advisory Vote to Approve Executive Compensation

Background of the Proposal

This proposal provides Horizon’s shareholders with the opportunity to cast an advisory vote to approve Horizon’s executive compensation. As in recent years, we are providing you with an opportunity to vote, in an advisory capacity, on Horizon’s executive compensation. This proposal is included in compliance with Section 14A of the Securities Exchange Act of 1934.

Executive Compensation

Horizon believes that its compensation is focused on principles that are strongly aligned with the long-term interests of its shareholders. We believe that both Horizon and our shareholders benefit from our compensation policies and practices. The proposal described below, commonly known as a “say-on-pay” proposal, gives you, as a shareholder, the opportunity to endorse or not endorse our executive compensation program for named executive officers described in this Proxy Statement. At the Annual Meeting held in 2020, shareholders approved the compensation of Horizon’s named executive officers, with 98.2% of the shares actually voted on the proposal (excluding abstentions) being voted in favor of the compensation arrangements.

As described above in the Compensation Discussion and Analysis section of this Proxy Statement, a main objective of our executive compensation program is to align a significant portion of each executive officer’s total compensation with Horizon’s annual and long-term performance and with the interests of our shareholders. A second, related objective of the executive compensation program is to attract and retain experienced, highly qualified executives so as to enhance Horizon’s long-term success and shareholder value. The Board of Directors believes that Horizon’s compensation policies and procedures achieve these objectives.

During 2020, Horizon’s Compensation Committee met with Horizon’s Risk Manager to review Horizon’s executive officer incentive compensation program for any features that may incentivize undue risk taking. The participants in this meeting concluded that Horizon’s incentive compensation plans have several features that help mitigate the possibility that executive officers will take undue risks. These features include the following:

•	The Compensation Committee may unilaterally amend, modify, or cancel the plans at any time at their sole discretion.

•

Named executive officer bonuses will only be paid if Horizon achieves a minimum net income level that is more than sufficient to cover fixed costs and dividends at the holding company. This minimum net income level supports the concept that the shareholders are paid first and ahead of executive officer bonuses.

•	Executive officers will only be paid bonuses if they are in good standing with Horizon and not under a performance warning, suspension, or individual regulatory sanction.

•	The Committee or its designee is to review and approve all executive officer bonuses prior to payment.

•	Bonuses are subject to receipt of an unqualified opinion by Horizon’s independent accountants on its most current year-end financial statements.

•	Incentive compensation may be “clawed back” pursuant to a Horizon Bank policy as discussed above under the heading “Clawbacks: Recovery of Incentive Compensation under the Dodd-Frank Act.”

In addition, based on information from FW Cook, Horizon’s compensation consultants, and other sources, we believe our compensation levels for our executive officers are within acceptable ranges based on our performance relative to our peer group.

Shareholders are encouraged to carefully review the “Compensation Discussion and Analysis” and “Executive Compensation Tables” sections of this Proxy Statement for a detailed discussion of Horizon’s executive compensation program.

This Proposal 3 gives our shareholders the opportunity to endorse or not endorse Horizon’s overall executive compensation program and policies as reflected in the Compensation Discussion and Analysis, the disclosures regarding named executive officer compensation provided in the various tables included in this Proxy Statement, the accompanying narrative disclosures, and the other compensation information provided in this Proxy Statement. The vote is advisory, which means that the vote is not binding on Horizon, our Board of Directors, or the Compensation Committee of the Board of Directors. However, the Board of Directors and the Compensation Committee value the opinion of our shareholders and will consider the outcome of this vote when considering executive compensation arrangements.

At the 2018 Annual Meeting, Horizon provided shareholders with the opportunity to vote on the frequency of future say-on-pay advisory votes. The Board of Directors recommended that the advisory say-on-pay vote be held on an annual basis, and 92% of the shares that were voted on the matter (excluding abstentions) were cast in favor of an annual vote. Accordingly, the Board of Directors has included an advisory say-on-pay vote at each Annual Meeting held thereafter, and has directed that this advisory say-on-pay vote be included for the 2021 Annual Meeting.

Accordingly, we ask our shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders of Horizon Bancorp, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Horizon Bancorp, Inc.’s Proxy Statement for the 2021 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2020 Summary Compensation Table and the other related tables and disclosure.”

Approval of this Proposal 3 requires that the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal. Because this shareholder vote is advisory, it will not be binding upon the Board of Directors.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of our named executive officers as disclosed in this Proxy Statement. (Item 3 on the Proxy Card)

PROPOSAL 4

Ratification of Appointment of Independent Registered Public Accounting Firm

BKD, LLP served as Horizon’s independent registered public accounting firm for 2019 and 2020. Upon the recommendation of the Audit Committee, the Board of Directors has selected BKD, LLP as Horizon’s independent registered public accounting firm for 2021. BKD, LLP has served in this capacity since 1998. Shareholder ratification of the appointment of the independent registered public accounting firm is not required by law, but the Audit Committee has proposed and recommended the submission of the appointment of BKD, LLP to the shareholders to give the shareholders input into the designation of the auditors.

Ratification of the appointment of Horizon’s independent registered public accounting firm requires that more shares be voted in favor of the proposal than against the proposal. If the shareholders do not ratify the selection of BKD, LLP, the Audit Committee may reconsider its selection of BKD, LLP as Horizon’s independent registered public accounting firm. Even if this proposal to ratify the appointment of BKD, LLP is approved, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Horizon or its shareholders.

Representatives of BKD, LLP are expected to be available during the virtual Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

The Audit Committee of the Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of BKD, LLP as Horizon’s independent registered public accounting firm for 2021.

(Item 4 on the Proxy Card).

AUDITOR FEES AND SERVICES

BKD, LLP served as Horizon’s independent registered public accounting firm for 2019 and 2020. The services performed by BKD, LLP in this capacity included conducting an examination in accordance with generally accepted auditing standards of, and expressing an opinion on, Horizon’s consolidated financial statements. The Board of Directors has selected BKD, LLP as the independent registered public accounting firm for 2020 and is seeking shareholder ratification at the Annual Meeting.

Audit Fees

BKD, LLP’s fees for professional services rendered in connection with the audit and review of Forms 10-Q and all other SEC regulatory filings were $430,336 for 2019 and $567,489 for 2020.

Audit-Related Fees

BKD, LLP’s audit-related fees were $98,234 for 2019 and $33,280 for 2020. In 2020, these fees related to consent procedures performed in conjunction with Horizon’s subordinated debt offering and audit of the employee benefit plans. In 2019, these fees related to accounting consultations and consent procedures performed in conjunction with Horizon’s acquisition of Salin Bancshares, Inc. and audit of the employee benefit plans.

Tax Fees

BKD, LLP’s fees for tax services were $35,675 for 2019 and $28,600 for 2020.

All Other Fees

BKD, LLP’s other fees were $11,613 for 2019 and $0 for 2020. The fees in 2019 were related to data analytics services.

Board of Directors Pre-Approval

Horizon’s Audit Committee formally adopted resolutions pre-approving the engagement of BKD LLP to act as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The Audit Committee has not adopted pre-approval policies and procedures in accordance with paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, because it anticipates that, in the future, the engagement of BKD LLP will be pre-approved by the Audit Committee. All audit-related fees and fees for tax services for 2019 and 2020 were pre-approved by the Audit Committee. Horizon’s independent registered public accounting firm performed all work described above with its full-time, permanent employees.

SHAREHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Any shareholder who wishes to have a proposal considered for inclusion in Horizon’s Proxy Statement for the 2022 Annual Meeting of Shareholders under Rule 14a-8 of the Securities Exchange Act of 1934 must submit the proposal in writing so that Horizon receives it by November 19, 2021, which date is not less than 120 calendar days before the anniversary date of the release of this Proxy Statement relating to Horizon’s 2021 Annual Meeting. Proposals should be addressed to Horizon’s Secretary, 515 Franklin Street, Michigan City, Indiana 46360. If notice of any other shareholder proposal intended to be presented at the 2022 Annual Meeting is not received by Horizon on or before November 19, 2021, the proxy solicited by the Board for use in connection with that meeting may confer authority on the proxies to vote in their discretion on such proposal, without any discussion in Horizon’s proxy statement for that meeting of either the proposal or how such proxies intend to exercise their voting discretion.

Horizon’s Amended and Restated Bylaws also provide that a shareholder wishing to nominate a candidate for election as a director or to have any other matter considered by the shareholders at the Annual Meeting must give Horizon written notice of the nomination not fewer than 120 days in advance of the anniversary of the date that Horizon’s proxy statement was released to shareholders in connection with the previous year’s Annual Meeting. This Proxy Statement is anticipated to be filed with the SEC on March 19, 2021, with Notice of Internet Availability filed and mailed to shareholders on March 19, 2021, which means that the nomination or proposal cut-off date for the 2022 Annual Meeting is November 19, 2021. Shareholder nominations must include the detailed information about the nominee required by the Amended and Restated Bylaws and also must comply with the other requirements set forth in the Amended and Restated Bylaws. Proposals to bring other matters before the shareholders must include a brief description of the proposal and the other information required by the Amended and Restated Bylaws. Copies of the Amended and Restated Bylaws are available to shareholders from Horizon’s Secretary free of charge upon request or from the SEC’s website at www.sec.gov.

OTHER MATTERS

Management knows of no matters, other than those reported above, that are to be brought before the Annual Meeting. The enclosed proxy confers discretionary authority on the proxies to vote on any other business that may properly come before the Annual Meeting. It is the intention of the persons named in the proxy to vote in their discretion on any such matter.

To the extent information in this Proxy Statement rests peculiarly within the knowledge of persons other than Horizon, Horizon has relied upon information furnished by others for the accuracy and completeness of the information.

We urge you to complete, date, and sign the proxy and return it promptly in the enclosed envelope.

Todd A. Etzler

Secretary

Michigan City, Indiana

March 19, 2021

Availability of Form 10-K

A copy of Horizon’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) is available to shareholders without charge, upon written request to Angelina Rizzo, Shareholder Relations, at 515 Franklin Street, Michigan City, Indiana 46360. The Form 10-K and the other proxy materials also are available on the Internet at www.investorvote.com/hbnc and online in the SEC’s EDGAR database at www.sec.gov.

APPENDIX A

HORIZON BANCORP, INC.

2021 OMNIBUS EQUITY INCENTIVE PLAN

(Effective as of May 6, 2021, Upon Shareholder Approval)

i

ii

HORIZON BANCORP, INC.

2021 OMNIBUS EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1 Establishment of this Plan. Horizon Bancorp, Inc., an Indiana corporation, hereby establishes the equity-based incentive compensation plan known as the Horizon Bancorp, Inc. 2021 Omnibus Equity Incentive Plan, set forth in this document (the “Plan”) (now, and as hereafter amended from time to time, the “Plan”). This Plan permits the grant of Awards, which may be subject to time-based vesting or performance-based vesting, as specified herein. The adoption of this Plan and the grant of Awards hereunder, and, to the extent required hereunder, the adoption of any subsequent amendments, are expressly conditioned upon this Plan’s approval by the stockholders of the Company. This Plan was initially adopted effective as of May 6, 2021.

Section 1.2 Purposes of this Plan. The purposes of this Plan are to further the growth and financial success of the Company and its Affiliates by aligning the interests of the Participants, through the ownership of shares of Stock and through other incentives, with the interests of the Company’s stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants. This Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of officers, employees and Consultants who make significant contributions to the Company’s success and to allow Participants to share in the success of the Company.

Section 1.3 Administration. This Plan shall be administered by the Compensation Committee of the Board or such other committee as designated by the Board from time to time (the “Committee”), in accordance with Section 5.1.

Section 1.4 Participation. Each Employee, Consultant or non-Employee Director of the Company or any Affiliate of the Company who is granted an Award in accordance with the terms of this Plan shall be a Participant in this Plan. The grant of Awards shall be limited to Employees, Consultants and non-Employee Directors of the Company or any Affiliate.

Section 1.5 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1 General. Any Award under this Plan may be granted singularly or in combination with another Award (or Awards). Each Award under this Plan shall be subject to the terms and conditions of this Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.9, an Award may be granted as an alternative to or replacement of an existing Award under this Plan or any other plan of the Company or any Affiliate or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Affiliates, including without limitation the plan of any entity acquired by the Company or any Affiliate. The types of Awards that may be granted under this Plan include:

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(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422 and hereby incorporated by reference, or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date this Plan is approved by the Board, whichever is earlier; or (ii) to a non-Employee. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under this Plan.

(c) Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit shall be settled in shares of Stock; provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Company’s Stock multiplied by the number of Restricted Stock Units being settled.

(d) Stock Appreciation Rights. A Stock Appreciation Right means a grant under Section 2.5 which provides for the right to receive a payment from the Company in an amount equal to the excess of the Fair Market Value of one share of Stock of the Company at the Exercise Date over the specified price fixed by the Committee, which shall not be less than 100% of the Fair Market Value of the Stock on the Date of Grant.

(e) Other Stock-Based Awards. An Other Stock-Based Award means a grant under Section 2.6 which provides for the right to receive a payment valued in whole or in part by reference to, or otherwise based on, shares of Stock of the Company.

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall specify: (i) the number of Stock Options covered by the Award; (ii) the date of grant of the Stock Option; (iii) any vesting period or conditions to vesting (including the attainment of Performance Goals); and (iv) any other terms and conditions not inconsistent with this Plan, including the effect of Termination of Service, as the Committee may, in its discretion, prescribe.

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(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder); provided, further, that with respect to a Stock Option, if the expiration date of such Stock Option occurs during any Blackout Period, then the period during which such option shall be exercisable shall be extended to the date that is 30 days after the expiration of such Blackout Period (unless a shorter or longer period of time for exercise is set pursuant to Section 5.2(f)), provided that such extension does not violate Section 409A of the Code, any applicable ISO requirements or applicable laws and regulations. The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of the Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee, Consultant or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share of Stock. If payment of the Exercise Price of a Stock Option is made in whole or in part in the form of Restricted Stock, a number of the shares to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the Exercise Price will be subject to the same forfeiture restrictions or deferral limitations to which the Restricted Stock was subject, unless otherwise determined by the Committee in its sole discretion.

(c) Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under this Plan be repurchased by the Company without stockholder approval.

(d) No Dividends. No Dividend Equivalent Rights shall be earned or paid on Stock Options.

Section 2.3 Restricted Stock Awards.

(a) Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall specify: (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the Grant Date of the Restricted Stock Award; (iii) any vesting period or

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conditions to vesting (including the attainment of Performance Goals); and (iv) any other terms and conditions not inconsistent with this Plan, including the effect of termination of a Participant’s Service, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award may, at the Committee’s discretion, at all times prior to the applicable vesting date bear the following legend:

THE SALE, PLEDGE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER UNDER FEDERAL AND STATE SECURITIES LAWS AND UNDER THE HORIZON BANCORP, INC. 2021 OMNIBUS EQUITY INCENTIVE PLAN, AS SET FORTH IN AN AWARD AGREEMENT EXECUTED THEREUNDER. A COPY OF SUCH PLAN AND SUCH AWARD AGREEMENT MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF HORIZON BANCORP, INC.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Voting and Dividend Rights. Unless the Committee determines otherwise in an Award Agreement, a Participant shall have voting and dividend rights related to the Restricted Stock, and the voting rights shall be exercised by the Participant in his or her discretion.

(ii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iii) Forfeited Shares. On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed by the last day of the Period of Restriction will revert to the Company and thereafter will be available for the grant of new Awards under this Plan.

(iv) Vesting. The Committee may, in connection with the grant of Restricted Stock Awards, condition the vesting thereof upon the continued Service of the Participant or upon attainment of Performance Goals. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient.

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Section 2.4 Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall specify: (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) any Restriction Period (or vesting period) or Performance Goals that must be satisfied in order to vest in the Award; and (iv) any other terms and conditions not inconsistent with this Plan, including the effect of termination of a Participant’s Service, as the Committee may, in its discretion, prescribe. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b) Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) General Terms and Conditions. A Restricted Stock Unit shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. The Committee shall impose any conditions and/or restrictions on any Restricted Stock Unit granted pursuant to this Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit and time-based restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii) Vesting. The Committee may, in connection with the grant of Restricted Stock Units, condition the vesting thereof upon the continued Service of the Participant or upon attainment of Performance Goals. The conditions for grant or vesting and the other provisions of Restricted Stock Units need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest as provided under the Award Agreement.

(iii) Transfer Restrictions. Subject to the provisions of this Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period, and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) No Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

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Section 2.5 Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of this Plan, the Committee, at any time and from time to time, may grant Stock Appreciation Rights to any Employee, Consultant or Non-employee Director in such amounts as the Committee, in its sole discretion, determines. The Committee, in its sole discretion, may grant Affiliated Stock Appreciation Rights, Freestanding Stock Appreciation Rights, Tandem Stock Appreciation Rights or any combination thereof.

(b) Terms and Conditions. Each Stock Appreciation Right shall be subject to the following terms and conditions:

(i) Number of Shares of Stock. Subject to the limitations of Section 3, the Committee will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

(ii) Exercise Price and other Terms. The Committee, subject to the provisions of this Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under this Plan and may condition the vesting thereof upon the continued Service of the Participant or upon attainment of Performance Goals; provided, however, the Exercise Price of a Freestanding Stock Appreciation Right will be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date and the Exercise Price of Tandem or Affiliated Stock Appreciation Rights will be equal to the Exercise Price of the Option to which such Stock Appreciation Right relates.

(iii) Exercise of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights may be exercised with respect to all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem Stock Appreciation Right may be exercised only with respect to the shares of Stock to which its related Option is then exercisable. With respect to a Tandem Stock Appreciation Right granted in connection with an Incentive Stock Option, the following requirements will apply: (a) the Tandem Stock Appreciation Right will expire not later than the date on which the underlying Incentive Stock Option expires; (b) the value of the payout with respect to the Tandem Stock Appreciation Right will be no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and one hundred percent (100%) of the Fair Market Value of the shares of Stock subject to the underlying Incentive Stock Option at the time the Tandem Stock Appreciation Right is exercised; and (c) the Tandem Stock Appreciation Right will be exercisable only when the Fair Market Value of the shares of Stock subject to the Incentive Stock Option to which the Tandem Stock Appreciation Right relates exceeds the Exercise Price of the Incentive Stock Option.

(iv) Exercise of Affiliated Stock Appreciation Rights. An Affiliated Stock Appreciation Right will be deemed to be exercised upon the exercise of the Option to which the Affiliated Stock Appreciation Right relates. The deemed exercise of an Affiliated Stock Appreciation Right will not reduce the number of shares of Stock subject to the related Stock Option.

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(v) Exercise of Freestanding Stock Appreciation Rights. Freestanding Stock Appreciation Rights will be exercisable on such terms and conditions as the Committee, in its sole discretion, specifies in the applicable Award Agreement.

(vi) Stock Appreciation Right Award Agreement. Each Stock Appreciation Right will be evidenced by an Award Agreement that specifies the exercise price, the expiration date of the Stock Appreciation Right, the number of Stock Appreciation Rights, any conditions on the exercise of the Stock Appreciation Right and such other terms and conditions as the Committee, in its sole discretion, determines. The Award Agreement will also specify whether the Stock Appreciation Right is an Affiliated Stock Appreciation Right, Freestanding Stock Appreciation Right, Tandem Stock Appreciation Right or a combination thereof.

(vii) Expiration of Stock Appreciation Rights. Each Stock Appreciation Right granted under this Plan will expire upon the date determined by the Committee, in its sole discretion, as set forth in the applicable Award Agreement; provided, however, that no Stock Appreciation Right will be exercisable later than the tenth anniversary of its Grant Date; provided, further, that with respect to a Stock Appreciation Right, if the expiration date of such Stock Appreciation Right occurs during any Blackout Period, then the period during which such Stock Appreciation Right shall be exercisable shall be extended to the date that is 30 days after the expiration of such Blackout Period (unless a shorter or longer period of time for exercise is set pursuant to Section 5.2(f)), provided that such extension does not violate Section 409A of the Code or applicable laws and regulations. Notwithstanding the foregoing, the terms and provisions related to the adjustment of Awards will also apply to Affiliated and Tandem Stock Appreciation Rights.

(viii) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(A) The positive difference between the Fair Market Value of a share of Stock on the date of exercise and the exercise price; by

(B) The number of shares of Stock with respect to which the Stock Appreciation Right is exercised.

At the sole discretion of the Committee, the payment may be in cash, in shares of Stock which have a Fair Market Value equal to the cash payment calculated under this Section, or in a combination of cash and shares of Stock.

(ix) Termination of Stock Appreciation Right. An Affiliated or Tandem Stock Appreciation Right will terminate at such time as the Stock Option to which such Stock Appreciation Right relates terminates. A Freestanding Stock Appreciation Right will terminate at the time provided in the applicable Award Agreement.

Section 2.6 Other Stock-Based Awards. Other Awards of shares of Stock of the Company, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Stock of the Company, may be granted hereunder to eligible persons (“Other Stock Based Awards”). Such Other Stock-Based Awards shall also be available as a form of

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payment in the settlement of other Awards granted under this Plan or as payment in lieu of compensation. Subject to the provisions of this Plan, the Committee shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto, if any, and the value thereof, and such terms and conditions shall be set forth in the Award Agreement.

Section 2.7 Vesting of Awards.

(a) Committee Authority. Except as otherwise expressly required by this Plan, the Committee shall specify any vesting schedule or conditions of each Award. Any Award may be subject to vesting upon completion of a specified period of Service, vesting upon attainment of Performance Goals over a specified performance period, or any combination thereof.

(b) Minimum Vesting Schedule. At least ninety-five percent (95%) of the Awards under this Plan granted to Employees and Consultants shall have a minimum vesting schedule of one year, subject to acceleration of vesting, to the extent permitted by the Committee or set forth in this Plan or applicable Award Agreement in the event of: (i) a Termination of Service for death, Disability, or Retirement; (ii) a Change in Control; and (iii) with respect to cash-based Awards and substitute Awards, in connection with a corporate transaction.

(c) Time-Based Awards. If the right to become vested in an Award under this Plan (including the right to exercise a Stock Option or Stock Appreciation Right) is conditioned on the completion of a specified period of Service with the Company or its Affiliates, without achievement of Performance Goals being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in this Plan or Award Agreement).

(d) Performance-Based Awards. Following completion of the applicable performance period, the Committee shall determine in accordance with the terms of the Award whether the applicable Performance Goal(s) were achieved, the level of such achievement, and the amount, if any, earned by the Participant based on such performance.

(e) Committee Adjustments. In establishing any Performance Goals, the Committee may provide for objectively determinable adjustments, modifications or amendments to any of the Performance Goals, as the Committee may deem appropriate (including, but not limited to, one or more of the items of gain, loss, profit or expense): (i) determined to be extraordinary or unusual in nature or infrequent in occurrence; (ii) related to the acquisition or disposition of a business; (iii) related to changes in tax or accounting principles, regulations or laws; (iv) related to discontinued operations that do not qualify as a segment of business under GAAP; or (v) attributable to the business operations of any entity acquired by the Company. Furthermore, measurement of Performance Goals may exclude impact of charges for restructuring, discontinued operations, extraordinary items, other unusual or non-recurring items and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles.

Section 2.8 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend this

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Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to this Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under this Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.9 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under this Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Stock Options or other Awards) or replacement grants, or other means.

Section 2.10 Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a) Voluntary Termination of Service and Termination Without Cause. Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options and Stock Appreciation Rights shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options and Stock Appreciation Rights may be exercised until the expiration of the shorter of the following two periods: (i) the 30 consecutive-day period commencing on the date of Termination of Service, or (ii) the date on which the Award expires by its express terms.

(b) Termination of Service for Cause. In the event of a Termination of Service for Cause, all Stock Options and Stock Appreciation Rights granted to a Participant that have not been exercised and all Restricted Stock Awards, Restricted Stock Units and Other Stock-Based Awards granted to a Participant that have not vested shall automatically expire and be forfeited as of the effective date of the Termination of Service.

(c) Termination of Service for Disability or Death. Except as otherwise provided herein, upon Termination of Service for Disability or death: (i) vested Stock Options and Stock Appreciation Rights shall remain exercisable until the expiration of the Award term; and (ii) all Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units and Other Stock-Based Awards subject to vesting on a specified period of Service shall, to the extent not fully vested, become one hundred percent (100%) vested. No Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have

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occurred while employed or within three months of Termination of Service. For the avoidance of doubt, upon Termination of Service for Disability or death, Awards that are subject to the satisfaction of specific Performance Goals shall vest at the date of death or Disability, assuming achievement of the Performance Goals at the target level.

(d) Termination of Service for Retirement. Except as otherwise provided herein, upon Termination of Service for Retirement, vested Stock Options and Stock Appreciation Rights shall remain exercisable until the earlier of the expiration of the Award term or the date which is five (5) years after the Participant’s Termination of Service. All Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units and Other Stock-Based Awards subject to vesting upon a specified period of Service shall vest in accordance with the original vesting schedule. Upon Termination of Service for Retirement, Awards that are subject to the satisfaction of specific Performance Goals shall vest in accordance with the original vesting schedule.

(e) Expiration of Exercise Periods. Notwithstanding anything herein to the contrary or in any Award Agreement, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option, and an Incentive Stock Option will not be exercisable more than (a) three months after the Participant’s Termination of Service for any reason other than Disability or death, or (b) one year after the Participant’s Termination of Service by reason of Disability or death.

(f) Effect of Change in Control. Notwithstanding the provisions of this Section 2.10, the effect of a Change in Control on the vesting and exercisability of Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units and Other Stock-Based Awards is as set forth in Article 4.

(g) Banking Law Restrictions. Notwithstanding the foregoing, for so long as the Company or any Affiliate may be designated as being in troubled condition by its primary Federal banking regulator, no Awards under this Plan that would be subject to 12 C.F.R. Part 359 shall be granted without the prior approval of the Company’s primary Federal banking regulator with the concurrence of the Federal Deposit Insurance Corporation.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under this Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Maximum Number. Subject to adjustments provided herein, the maximum number of shares of Stock cumulatively available for issuance under this Plan will not exceed 1,787,548 shares of Stock consisting of 1,400,000 new shares of Stock plus 387,548 shares of Stock rolled over and unused from the Horizon Bancorp 2013 Omnibus Equity Incentive Plan; plus (i) shares of Stock under the Horizon Bancorp 2013 Omnibus Equity Incentive Plan that are forfeited, canceled or expire unexercised; and (ii) shares of Stock settled hereunder in cash. For the avoidance of doubt, upon the approval of this Plan by the stockholders, all unused shares of Stock under the Horizon Bancorp 2013 Omnibus Equity Incentive Plan shall be transferred to this Plan and shall no longer be available under the Horizon Bancorp 2013 Omnibus Equity Incentive Plan. The foregoing share reserve will be supplemented by an additional number of shares that remain in acquired company plans that are assumed by the Company.

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(b) Limitation on Award Type. No more than 300,000 shares will be cumulatively available for the grant of Incentive Stock Options under this Plan. Shares of stock issued under this Plan may be either authorized but unissued shares, treasury shares or reacquired shares (including shares purchased in the open market), or any combination thereof, as the Committee may from time to time determine in its sole discretion.

(c) Forfeited and Unpurchased Shares. Shares of stock covered by an Award that are forfeited or that remain unpurchased or undistributed upon termination or expiration of the Award may be made the subject of further Awards to the same or other Participants.

Section 3.3 Corporate Transactions. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under this Plan and/or under any Award granted under this Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and (iii) the Exercise Price of Stock Options all in such manner as the Committee in its sole discretion determines to be advisable or appropriate to prevent the dilution or diminution of such Awards and subject to other Award limitations set forth herein.

Section 3.4 Dividend Equivalent Rights. The Committee may provide that Awards denominated in shares of Stock earn Dividend Equivalent Rights. Such Dividend Equivalent Rights may be paid currently in cash or shares of Stock or may be credited to an account established by the Committee in the Participant’s name. In addition, Dividend Equivalent Rights paid on outstanding Awards or issued shares of Stock may be credited to such account rather than paid currently. Any crediting of Dividend Equivalent Rights may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional shares of Stock or share equivalents. Notwithstanding the foregoing, Dividend Equivalent Rights on unvested portions of Awards whose vesting is subject to the achievement of specified Performance Goals may, as set forth in an Award Agreement, be subject to the same restrictions as the underlying shares of Stock or units to which such Dividend Equivalent Rights relate.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under this Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of this Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under this Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

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(b) Certificates. Notwithstanding any other provision herein, to the extent that this Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 2.7 (relating to vesting and acceleration) and Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in this Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, consulting, change in control or severance agreement entered into by and between the Company and an Employee or Consultant, the following provisions shall apply in a Change of Control:

(a) Continuation, Assumption or Replacement of Awards. In the event of a Change in Control, the surviving or successor entity (or its parent corporation) may continue, assume or replace Awards outstanding as of the date of the Change in Control and such Awards or replacements therefore shall remain outstanding and be governed by their respective terms. A surviving or successor entity may elect to continue, assume or replace only some Awards or portions of Awards. For purposes of this Section, an Award shall be considered assumed or replaced if, in connection with the Change in Control and in a manner consistent with Code Sections 409A and 424, either: (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its parent corporation) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Change in Control; or (ii) the Participant has received a comparable equity-based award in exchange for an Award that preserves the intrinsic value of the Award existing at the time of the Change in Control and provides for a vesting or exercisability schedule that is the same as, or more favorable to, the Participant.

(b) Double-Trigger Acceleration. If and to the extent that Awards are continued, assumed or replaced under the circumstances described in Section 4.1(a) in connection with a Change in Control, and if within two years after the Change in Control a Participant experiences an involuntary Termination of Service for reasons other than Cause, then (i) outstanding Stock Options and Stock Appreciation Rights issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full as of the effective date of the Participant’s Termination of Service and shall remain exercisable in accordance with their terms, (ii) all unvested Restricted Stock Awards, Restricted Units and Other Stock-Based Awards will become immediately fully-vested and non-forfeitable as of the effective date of the Participant’s Termination of Service, and the subject shares of Stock, or equity interests that are substituted for the subject shares of Stock as a result of the Change in Control, shall be distributed to the Participant immediately following the effective date of the termination of employment; and (iii) any Performance Goals applicable to Restricted Stock Awards, Restricted Stock Units and Other Stock-Based Awards will be deemed to have been satisfied at the target level of performance specified in connection with the applicable Award.

(c) Payment of Awards. If and to the extent that outstanding Awards under this Plan are not continued, assumed or replaced in connection with a Change in Control, then the

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Committee may terminate some or all of such outstanding Awards, in whole or in part, as of the effective time of the Change in Control in exchange for payments to the holders as provided in this Section, and the Committee may accelerate the vesting of any outstanding Award, including deeming Performance Goals applicable to any Award to have been satisfied in whole or in part. The Committee will not be required to treat all Awards similarly for purposes of this Section. The Committee may terminate Restricted Stock Units, Other Stock-Based Awards or Dividend Equivalent Rights in exchange for a payment in settlement of such Restricted Stock Units, Other Stock-Based Awards or Dividend Equivalent Rights in an amount determined by the Committee in good faith to approximate the value assigned to a share of Stock in the Change in Control transaction or other reasonable value. The Committee may (i) terminate outstanding Stock Options or Stock Appreciation Rights in exchange for a payment by the Company, in cash or Stock, as determined by the Committee in good faith, in an amount equal to the excess of the amount by which the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Change in Control for the number of shares of Stock subject to the Award or portion thereof being terminated exceeds the Exercise Price of the Stock Options or Stock Appreciation Rights, or (ii) after giving Participants an opportunity to exercise their outstanding Stock Options and Stock Appreciation Rights, terminate any or all unexercised Stock Options or Stock Appreciation Rights at such time as the Committee deems appropriate. Such termination and settlement shall take place as of the effective date of the Change in Control or at such other date as the Committee may specify. The Committee shall have no obligation to take any of the foregoing actions. Additionally, the Board may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under this Plan with the same force and effect under this Plan as if done or exercised by the Committee, as permitted or required by applicable law. Any payment shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s stockholders in connection with the Change in Control, and may include subjecting such payments to vesting conditions comparable to those of the Award being terminated.

Section 4.2 Definition of Change in Control.

(a) Change in Control. For purposes of this Plan, a “Change in Control” shall be deemed to have occurred if the conditions or events set forth in any one or more of the following subsections occur:

(i) Merger or Consolidation. Any merger, consolidation or similar transaction which involves the Company or Horizon Bank and in which persons who are the stockholders of the Company or Horizon Bank immediately prior to the transaction own, immediately after the transaction, shares of the surviving or combined entity which possess voting rights equal to or less than fifty percent (50%) of the voting rights of all stockholders of such entity, determined on a fully-diluted basis;

(ii) Asset Sale or Lease. Any sale, lease, exchange, transfer or other disposition of all or substantially all of the consolidated assets of the Company or Horizon Bank;

(iii) Stock Sale and Tender Offers. Any tender, exchange, sale or other disposition (other than disposition of the stock of the Company or Horizon Bank in connection with bankruptcy, insolvency, foreclosure, receivership or other similar

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transactions) or purchase (other than purchases by the Company or any Company- or Horizon Bank-sponsored employee benefit plan, or purchases by members of the Board of Directors of the Company or Horizon Bank) of shares of stock which represent more than twenty-five percent (25%) of the voting power of the Company or Horizon Bank; or

(iv) Reconstitution of Board. During any period of two consecutive years, individuals who at the date of the adoption of this Plan constitute the Board, cease for any reason to constitute at least a majority thereof, unless the election of each director at the beginning of the period has been approved by directors representing at least a majority of the directors then in office.

(b) Exceptions. Notwithstanding the foregoing, a Change in Control will not be deemed to have occurred (i) as a result of the issuance of stock by the Company in connection with any public offering of its stock; or (ii) due to stock ownership by the Horizon Bancorp Employee Stock Ownership Plan Trust, which forms a part of the Horizon Bancorp Employee Stock Ownership Plan, the Horizon Bancorp Employee’s Thrift Plan Trust, which forms a part of the Horizon Bancorp Employee’s Thrift Plan, or any other employee benefit plan. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5- COMMITTEE

Section 5.1 Administration. This Plan shall be administered by the members of the Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board (or if necessary to maintain compliance with the applicable list of standards, those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under this Plan with the same force and effect under this Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The administration of this Plan by the Committee shall be subject to the following:

(a) Selection of Participants and Terms of Awards. The Committee will have the authority and discretion to select from among the Company’s and its Affiliates’ Employees, Consultants and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features, Performance Goals, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other

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provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, waive, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award (subject to the restrictions imposed by Section 2.8 hereof) or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A; provided however, except as otherwise provided herein, the Committee may only accelerate the exercisability or vesting of an Award in connection with a Participant’s death, Disability, Retirement, or in connection with a Change in Control.

(b) Plan Interpretation. The Committee will have the authority and discretion to interpret this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make all other determinations that may be necessary or advisable for the administration of this Plan.

(c) Defined Terms. The Committee will have the authority to define terms not otherwise defined herein.

(d) Binding Interpretation. Any interpretation of this Plan by the Committee and any decision made by it under this Plan is final and binding on all persons. No such determinations will be subject to de novo review if challenged in court.

(e) Compliance with Organizational Documents and Laws. In controlling and managing the operation and administration of this Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company and applicable corporate law.

(f) Blackout Periods. The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option or a Stock Appreciation Right during a Blackout Period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC; and (ii) to extend the period to exercise a Stock Option or Stock Appreciation Right by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3 Delegation by Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under this Plan to one or more Directors or officers of the Company; provided, however, that the Committee may not delegate its authority and powers in any way which would jeopardize this Plan’s qualification under SEC Rule 16b-3 or adversely impact Awards under Rule 16b-3. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Affiliates shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Affiliates as to a Participant’s employment, termination of employment, leave of

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absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under this Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of this Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

Section 5.6 Considerations in Establishing Performance Goals. In determining appropriate Performance Goals and the relative weight accorded each Performance Goal, the Committee must: (i) balance risk and financial results in a manner that does not encourage Participants to expose the Company and its Affiliates to imprudent risks; and (ii) monitor the success of the Performance Goals and weighting established in prior years, alone and in combination with other incentive compensation awarded to the same Participants, and make appropriate adjustments in future calendar years as needed so that payments appropriately incentivize Participants and appropriately reflect risk.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate this Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.8, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under this Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may: (i) materially increase the benefits accruing to Participants under this Plan; (ii) materially increase the aggregate number of securities which may be issued under this Plan, other than pursuant to Section 3.3; or (iii) materially modify the requirements for participation in this Plan, unless the amendment under (i), (ii) or (iii) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend this Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming this Plan or the Award Agreement to any present or future law relating to plans of this or a similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or

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Financial Accounting Standards Board subsequent to the adoption of this Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.8 to any Award granted under this Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in this Plan acquire any right in or title to any assets, funds or property of the Company or any Affiliate whatsoever, including any specific funds, assets, or other property which the Company or any Affiliate, in its sole discretion, may set aside in anticipation of a liability under this Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under this Plan, unsecured by any assets of the Company or any Affiliate, and nothing contained in this Plan shall constitute a guarantee that the assets of the Company or any Affiliate shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment, Board Membership or Future Awards. This Plan does not constitute a contract of employment or service (including service on the Board), and selection as a Participant will not give any Participant the right to be retained in the employ of, or provide services to, the Company or any Affiliate or any right or claim to any benefit under this Plan, unless such right or claim has specifically accrued under the terms of this Plan. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to receive a future Award under this Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in this Plan or in the Award Agreement, no Award under this Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise provided herein, no Award under this Plan can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise (each a “Transfer”), other than by will or by the laws of descent and distribution. In addition, no Award under this Plan will be subject to execution, attachment or similar process. Any attempted or purported Transfer of an Award in contravention of this Plan or an Award Agreement will be null and void ab initio and of no force or effect whatsoever. Except as otherwise permitted by the Committee, all rights with respect to an Award granted to a Participant will be exercisable during the Participant’s lifetime only by the Participant.

Except as otherwise so provided by the Committee, ISOs granted under this Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order,

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provided, however, that in the case of a transfer within the meaning of this subparagraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under this Plan and apply terms and restrictions it deems advisable or appropriate in its sole discretion, subject to applicable laws; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant. Additionally, the Committee may impose such restrictions on any shares of Restricted Stock or shares of Stock acquired pursuant to the exercise of a Stock Option as it may deem advisable or appropriate in its sole discretion, including, but not limited to, restrictions related to applicable federal and state securities laws and the requirements of the NASDAQ Stock Market or any other national Exchange on which shares of Stock are then listed or traded.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s beneficiary.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any Beneficiary Designation under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under this Plan shall be evidenced by an Award Agreement signed by the Participant and the Company. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6 Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under this Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of this Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code

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Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7 Evidence. Evidence required of anyone under this Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy an amount up to a Participant’s highest marginal tax rate provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of: (a) the total minimum amount of required tax withholding divided by: (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the tax withholding in an amount up to a Participant’s highest marginal rate, provided such withholding does not trigger liability accounting under FASB ASC Topic 718 or its successor. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an Award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements at the Participant’s highest marginal tax rate.

Section 7.9 Action by Company or Affiliate. Any action required or permitted to be taken by the Company or any Affiliate shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Affiliate.

Section 7.10 Successors. Subject to the provisions of Section 3.3 and Article 4, all obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of

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the Board, or an officer of the Company or an Affiliate to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company or an Affiliate, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s or any Affiliate’s articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or any Affiliate may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to this Plan or any Award. Except as otherwise expressly set forth in Section 2.2(b) of this Plan, the Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13 Governing Law. This Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Indiana without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Indiana shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of this Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under this Plan agrees to submit himself or herself and any legal action that the Participant brings under this Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under this Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or an Affiliate that is intended to be qualified under Code Section 401(a).

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Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in this Plan or in any Award Agreement shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by e-mail or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c) in the case of e-mail, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17 Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

Section 7.18 Mitigation of Excise Tax. Subject to any other agreement providing for the Company’s indemnification of the tax liability described herein, if any payment or right accruing to a Participant under this Plan (without the application of this Section), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate would constitute a “parachute payment,” as defined in Code Section 280G and regulations thereunder, such payment or right will be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Code Section 4999 or being disallowed as a deduction under Code Section 280G. The determination of whether any reduction in the rights or payments under this Plan is to apply will be made by the Committee in good faith after consultation with the Participant, and such determination will be conclusive and binding on the Participant. The Participant will cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose.

Section 7.19 Clawback Policy. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is

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subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board from time to time.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 Defined Terms. In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b) “Affiliate” means any corporation or any other entity (including but not limited to partnerships, limited liability companies, joint ventures and Affiliates) controlling, controlled by or under common control with the Company.

(c) “Affiliated Stock Appreciation Right” means a Stock Appreciation Right that is granted in connection with a related Stock Option and that automatically will be deemed to be exercised at the same time that the related Stock Option is exercised.

(d) “Award” means any Stock Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit, Other Stock-Based Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under this Plan.

(e) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under this Plan. The document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(f) “Blackout Period” means any period when the Participant is prohibited from trading in securities of the Company pursuant to the Company’s insider trading policy or other policy of the Company or under applicable securities laws, or any period when the exercise of a Stock Option or Stock Appreciation Right would violate applicable securities laws.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, for purposes of determining whether and when a Participant has incurred a Termination of Service for Cause, any act or failure to act which: (i) results in removal or permanent prohibition of the Participant from participating in the conduct of Company’s or an Affiliate’s affairs by an order issued under section 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act, 12 USC 1818(e)(4) and (g)(1); or (ii) permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for “cause” as defined in such agreement or arrangement. In the event there is no such agreement or arrangement or the agreement or arrangement does not define the term “cause,” then “Cause” for purposes of this Plan will mean: (i) an intentional act of fraud, embezzlement, theft, or personal dishonesty; willful misconduct, or breach of fiduciary duty involving personal profit by the Participant in the course of the Participant’s employment; provided, however, that (A) no act or failure to act will be

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deemed to have been intentional or willful if it was due primarily to an error in judgment or negligence; and (B) an act or failure to act will only be considered intentional or willful if it is not in good faith and if it is without a reasonable belief that the action or failure to act is in the best interest of the Company or Horizon Bank; (ii) intentional damage by the Participant to the business or property of the Company or Horizon Bank, causing material harm to the Company or Horizon Bank; (iii) material breach by the Participant of any provision of any agreement between the Participant and the Company or Horizon Bank; (iv) gross negligence or insubordination by Participant in the performance of the Participant’s duties, or the Participant’s refusal or repeated failure to carry out lawful directives of the Board of Directors of the Company or Horizon Bank or of any other supervisor; and (v) removal or permanent prohibition of the Participant from participating in the conduct of the affairs of the Company or Horizon Bank by an order issued under subsection 8(e)(4) or 8(g)(1) of the Federal Deposit Insurance Act, 12 USC sections 1818(e)(4) and (g)(1).

(i) “Change in Control” has the meaning ascribed to it in Section 4.2.

(j) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(k) “Company” means Horizon Bancorp, Inc., an Indiana corporation and any successor thereto. With respect to the definition of Performance Goals, the Committee, in its sole discretion, may determine whether “Company” means Horizon Bancorp, Inc. and its Affiliates on a consolidated basis.

(l) “Consultant” means an individual who is performing services (other than as a Director) for the Company or an Affiliate and is not an Employee. The term Consultant may include retired Directors or advisory board members.

(m) “Director” means any individual who is a member of the Board.

(n) “Disability” means the following: (i) if the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or an Affiliate that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have the meaning set forth in such agreement, and (ii) in the absence of such an agreement, “Disability” shall mean disability as defined in the Federal Social Security Act, which qualifies the Participant for permanent disability insurance in accordance with such Act. Disability for purposes of this Plan will not include any disability which is incurred while the Participant is on leave of absence because of military or similar service and for which a governmental pension is payable. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

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(o) “Disinterested Board Member” means a member of the Board who: (i) is not a current Employee of the Company or an Affiliate; (ii) is not a former employee of the Company or an Affiliate who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or an Affiliate; (iv) does not receive compensation from the Company or an Affiliate, either directly or indirectly, for services as a Consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required, pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(p) “Dividend Equivalent Rights” means the right to receive a payment, in cash or stock, as applicable, equal to the amount of dividends paid on a share of Stock, as specified in the Award Agreement and under this Plan.

(q) “Effective Date” means May 6, 2021.

(r) “Employee” means any person employed by the Company or any Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under this Plan.

(s) “Exchange” means any national securities exchange on which the Stock may, from time to time, be listed or traded.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(u) “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of a Stock Option or the Fair Market Value on the Grant Date with respect to a Stock Appreciation Right.

(v) “Fair Market Value” means the closing transaction price of a share of Stock as reported on the NASDAQ Stock Market on the date as of which such value is being determined or, if the Stock is not listed on the NASDAQ Stock Market, the closing transaction price of a share of Stock on the principal national stock exchange on which the Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

(w) “Fiscal Year” means the annual accounting period of the Company.

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(x) “Freestanding Stock Appreciation Right” means a Stock Appreciation Right that is granted independently of any Stock Option.

(y) “Grant Date” means, with respect to any Award granted under this Plan, the date on which the Award was granted by the Committee, regardless if the Award Agreement to which the Award relates is executed subsequent to such date.

(z) “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(aa) “ISO” or “Incentive Stock Option” has the meaning ascribed to it in Section 2.1(a).

(bb) “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(cc) “Other Stock-Based Awards” has the meaning set forth in Section 2.6 of this Plan.

(dd) “Participant” means any individual who has received, and currently holds, an outstanding Award under this Plan.

(ee) “Performance Goals” means the goals which must be attained, as determined by the Committee in its sole discretion, for a Participant to earn an Award within a specified performance period, which shall not be less than one year. The Performance Goals applicable to each Award granted under this Plan to a Participant will provide for a targeted level or levels of financial achievement with respect to one or more of the following business criteria: (i) return on assets; (ii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iii) net income; (iv) total shareholder return; (v) return on equity; (vi) Affiliate or division operating income; (vii) pre- or after-tax income; (viii) cash flow; (ix) cash flow per share; (x) earnings per share (basic or diluted); (xi) return on invested capital; (xii) economic value added (or an equivalent metric); (xiii) share price performance; (xiv) improvement in or attainment of expense levels; (xv) improvement in or attainment of working capital levels; (xvi) return on common equity; (xvii) compounded annual growth of assets; and (xviii) return on assets. The Performance Goals may differ from Participant to Participant and from Award to Award.

(ff) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(gg) “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

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(hh) “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(ii) “Retirement” means, in the case of an Employee, the termination of employment by a Participant on or after attaining age 65 for reasons other than Cause, death or Disability. The term “Retirement” shall not apply to non-Employee Participants.

(jj) “SEC” means the United States Securities and Exchange Commission.

(kk) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ll) “Service” means service as an Employee, Consultant or non-Employee Director of the Company or an Affiliate, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transferees between payroll locations or between the Company, an Affiliate or a successor.

(mm) “Stock” means the common stock of the Company.

(nn) “Stock Option” has the meaning ascribed to it in Sections 2.1(a) and 2.2.

(oo) “Tandem Stock Appreciation Right” means a Stock Appreciation Right that is granted in tandem with a related Stock Option, the exercise of which will require forfeiture of the right to exercise such Stock Option and to purchase an equal number of shares of Stock under the related Stock Option; and, when a share is purchased pursuant to the exercise of such Stock Option, the Stock Appreciation Right will be forfeited to the same extent.

(pp) “Termination of Service” means the first day occurring on or after a Grant Date on which the Participant ceases to be in the Service of the Company or any Affiliate, regardless of the reason for such cessation, subject to the following:

(i) in the case of an Employee, means the occurrence of any act or event or any failure to act, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in a Participant ceasing, for whatever reason, to be an Employee of the Company or an Affiliate, including, but not limited to, death, Disability, Retirement, termination by the Company or an Affiliate of the Participant’s employment with the Company or an Affiliate (whether with or without Cause) and voluntary resignation or termination by the Participant of his or her employment with the Company or an Affiliate. A Termination of Service will also occur with respect to an Employee who is employed by an Affiliate or with respect to a Consultant who is providing services for an Affiliate if the Affiliate ceases to be an Affiliate of the Company and the Participant does not immediately thereafter become an Employee or Consultant of the Company or another Affiliate. For purposes of this Plan, transfers or changes of the employment or consulting arrangement of a Participant between the Company and an Affiliate (or between Affiliates) will not be deemed a Termination of Service. “Termination of Service” in the case of a Non-employee Director means the failure to be reelected to the Board or resignation or removal from the Board.

(ii) Except to the extent Section 409A of the Code may be applicable to an Award, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under this Plan constitutes Deferred Compensation (as defined in Section 2.8), the term Termination of

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Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Company or Affiliate and the Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an Employee, a Consultant or a Director) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(iii) With respect to a Participant who is both an Employee or a Consultant and a Director, termination of employment as an Employee or Consultant shall not constitute a Termination of Service for purposes of this Plan so long as the Participant continues to provide Service as a Director.

Section 8.2 Construction. In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Eastern Time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

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(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with Generally Accepted Accounting Principles.

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Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
Online Go to www.investorvote.com/HBNC or scan the QR code – login details are located in the shaded bar below.
Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/HBNC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proposals – The Board recommends a vote FOR all director nominees and FOR Proposals 2, 3, and 4.

1. Election of Directors Nominees:
	For	Withhold		For	Withhold		For	Withhold
01 - Lawrence E. Burnell	☐	☐	02 - Julie Scheck Freigang	☐	☐	03 - Peter L. Pairitz	☐	☐

04 - Spero W. Valavanis	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Approval of the 2021 Omnibus Equity Incentive Plan.	☐	☐	☐	3. Advisory vote to approve executive compensation.	☐	☐	☐
4. Ratification of appointment of BKD, LLP as independent registered public accounting firm.	☐	☐	☐	5. In their discretion, on such other business as may be properly brought before the Annual Meeting or any adjournment of the Annual Meeting.

Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

The 2021 Annual Meeting of Shareholders of Horizon Bancorp, Inc. will be held on

Thursday, May 6, 2021, at 10:00 a.m. Central Daylight Time virtually via the internet at www.meetingcenter.io/272838591.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is HBNC2021.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/HBNC

▼  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Notice of 2021 Annual Meeting of Shareholders - May 6, 2021 10:00 a.m. Central Daylight Time

Proxy Solicited by Board of Directors for Annual Meeting

James D. Neff, Mark E. Secor, Kathie A. DeRuiter, and Todd A. Etzler, or any of them, each with the power of substitution, are hereby appointed as Proxies and authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Horizon Bancorp, Inc. to be held on Thursday, May 6, 2021, at 10:00 a.m. Central Daylight Time or at any postponement or adjournment thereof.

Your vote is very important!

Shares represented by a properly executed proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all director nominees and FOR Proposals 2, 3, and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

ANNUAL MEETING MATERIALS ARE AVAILABLE ON-LINE AT: http://www.investorvote.com/HBNC

(Items to be voted appear on reverse side)

Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.
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